UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Annual Report

OCTOBER 31, 2010

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value and Gold Funds	10

Performance Chart	15

First Eagle Global Fund:

Fund Overview	18

Schedule of Investments	20

First Eagle Overseas Fund:

Fund Overview	40

Schedule of Investments	42

First Eagle U.S. Value Fund:

Fund Overview	58

Schedule of Investments	60

First Eagle Gold Fund:

Fund Overview	70

Schedule of Investments	72

First Eagle Fund of America:

Management's Discussion of Fund Performance	77

Fund Overview	80

Schedule of Investments	82

Statements of Assets and Liabilities	88

Statements of Operations	92

Statements of Changes in Net Assets	94

Financial Highlights	98

Notes to Financial Statements	108

Report of Independent Registered Public Accounting Firm	135

Fund Expenses	136

Tax Information	140

Privacy Notice	141

Additional Information	143

Letter from the President

Dear Fellow Shareholders,

Global economic conditions remain exceptionally challenged and pose trade and fiscal uncertainties. Central banks are trying unconventional monetary policies in an attempt to drive down long-term interest rates and stimulate growth. In particular, the Federal government has engaged in a second round of "quantitative easing" in hopes that it will oil the wheels of economic recovery.

At First Eagle, we know that financial outcomes are unpredictable. Rather than being distracted by the uncertainty in the current environment, we continue to pursue our goal of protecting our clients' capital and purchasing power over time.

As long term investors, our approach is primarily to be owners of enterprises, provided that they appear to us to have a solid position in the marketplace, strong balance sheets, capable management and importantly, modest prices. The investment team is hard at work, both monitoring existing positions and uncovering businesses whose shares can be acquired at prices which we believe afford us a margin of safety.

Our global search for royalty-like businesses whose securities trade at a substantial discount to our estimates of intrinsic value is ongoing. We are still finding investment opportunities in selective equities and continue to hold gold and cash as deferred purchasing power.

Guiding us through this continuous search is our Global Value Team, which we believe possesses the temperament required of successful value investors. The investment team is led by Portfolio Manager Matt McLennan alongside Portfolio Managers Abhay Deshpande, Rachel Benepe, Kimball Brooker and Director of Research Bruce Greenwald.

We are pleased that Jean-Marie Eveillard still graces our offices on a regular basis and continues an active dialogue with members of the investment team. We are honored that he continues to play an important role in the First Eagle family as a whole.

John P. Arnhold

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Please be assured that your investments in our funds will continue to be managed in the same diligent manner as they have been for over 30 years. Many of our portfolio managers and other senior executives have substantial investments alongside of yours and we are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold

President

December 2010

Past performance is no guarantee of future results. The portfolios are actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Letter from the Global Value Team Portfolio Managers

In our semi-annual letter we referenced what we see as the increasingly distorted price of money as governments around the world try to counteract deflationary forces with reflationary policy. Such policy forces have continued with the Federal Reserve embarking upon a second round of quantitative easing, with the Irish now likely to receive a massive liquidity facility to shield them from bond market forces, and with the Japanese central bank expanding its bond purchases too. Yet while the developed economy policy makers deem it essential to fight against deflation, many emerging economies committed to a trade surplus-led development model have become structural foreign reserve accumulators and are now starting to face potential inflationary forces.

It seems as if our financial architecture has become inordinately complicated — a mix of floating and fixed exchange rates; differential inflation targeting across regions; centrally determined Basel bank capital requirements but locally administered bailouts for multi-jurisdictional banks; recognition of current account imbalances but no definitive solution for redress; experimental policy from quantitative easing to E.U. bail-out facilities to managed reserve requirements in China etc... A more rational financial architecture would require a willingness to confront pressing economic realities. But the political pendulum, if anything, has swung against the invisible hand — harsh realism is unlikely to be politically palatable in a world of media sound-bites, quick fixes and short electoral cycles. So what do we do? Well, rather than opine on what would be a better system, we simply acknowledge that the system is imperfect and that we need to invest as best we can in seeking to limit the downside by owning real businesses, run by real people, at real prices while keeping some real currencies in reserve! In our opinion, a real business is one that has strong market position or enduring currencies. Real people are prudent, owner-like entrepreneurs who inspire cultural loyalty, operational efficiency and who employ capital with discipline. Real prices are those that don't require heroic growth to justify investment. Real assets being either gold or currencies of creditworthy governments.

A number of our businesses have been performing well despite a world economy still well below its potential. If we review some of our larger holdings, many of our Japanese industrials have started to evidence much higher earnings power. Why, when the demographics of Japan are so challenged and deflation entrenched? Simply put, these export oriented franchises seem to own the intellectual property needed for the factory floor of tomorrow. Whether it be Fanuc Limited in robotics and servo motors, Keyence Corporation in electrical sensors or SMC Corporation in pneumatics, they have all seen sharp improvements in order trends despite a stronger yen. We did not purchase these stocks

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

on the assumption of growth — in fact we paid prices that assumed limited or no growth. In areas that touch the consumer we've also seen improving earnings power from Shimano, Inc. in bicycle components to Microsoft Corporation in software and American Express Company in its card operations. Meanwhile, as the printing presses have been further primed, our investments in both gold and gold equities have performed well. So despite the economic uncertainty, the portfolios have produced double digit returns over the past fiscal year.

There is, however, no complacency on the part of our team. We realize that the margin of safety in some of our holdings has moderated as prices have gone up. We realize that we have to work harder than ever to find ideas in a more fully valued market place. We are carrying slightly higher cash levels as a result but we believe markets remain far more rationally valued than the late 1990s or even a few years ago so opportunities for capital deployment still exist. Equities arguably remain the "least worst" arena for capital deployment in a world of negative or low real yields in fixed income. Our cash levels provide us with the flexibility to try to take advantage of any market declines.

Our analysts have been diligently scouring their industries and traveling the globe looking for mispriced securities one at a time. We have also been analyzing what we already own to test whether we own it at the wrong price or with the wrong management or deteriorating business models. What we've tried to create in an imperfect world is our own error tolerant approach. When we allocate capital to investments we prefer to buy into businesses that are priced for fade not for growth. We're trying to emphasize businesses that are relevant to tomorrow with solid market positions and prudent stewardship. We also have our fair share of more mundane businesses where we seek an even more extreme margin of safety in price.

We have our worries. Big tax increases and fiscal tightening could jolt demand in developed economies but, left untended, accumulating deficits could undermine confidence in currencies. Quantitative easing could unhinge inflation expectations or confidence in the integrity of a currency yet the alternative deflationary outlook would present its own challenges. The euro's structural integrity is being challenged but what would the scenario look like were there

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Letter from the Global Value Team Portfolio Managers (continued)

departing members with their banks holding legacy assets and liabilities? North Korea is a pivot point of uncertainty in Asia, real energy prices are rising again, China is battling food inflation. The list goes on. It is tempting to think that we understand the macro forces at work and can predict the future with precision but even a cursory examination of history would expose this as flawed. All of these things present risks but we also believe that the ownership of enterprise will help us preserve real value in this world. The most important lesson to take from events of the past is that sound investing is not about extrapolation of personal experience but about seeking a margin of safety.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

December 2010

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Letter from the Global Value Team Portfolio Managers (continued)

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

The holdings mentioned herein represent the following percentage of the total net assets of the First Eagle Global Fund as of October 31, 2010: Fanuc Limited 2.09%, Keyence Corporation 1.62%, SMC Corporation 1.88%, Shimano Inc. 1.47%, Microsoft Corporation 1.46%, American Express Company 1.30%. The holdings mentioned herein represent the following percentage of the total net assets of the First Eagle Overseas Fund as of October 31, 2010: Fanuc Limited 2.04%,Keyence Corporation 1.71%, SMC Corporation 1.82%, Shimano Inc. 2.75%, Microsoft Corporation 0.00%, American Express Corporation 0.00%. The holdings mentioned herein represent the following percentage of the total net assets of the First Eagle U.S. Value Fund as of October 31, 2010: Fanuc Limited 0.00%, Keyence Corporation 0.00%, SMC Corporation 0.00%, Shimano Inc. 0.00%, Microsoft Corporation 2.09%, American Express Company 2.08%. The holdings mentioned herein represent the following percentage of the total net assets of the First Eagle Gold Fund as of October 31, 2010: Fanuc Limited 0.00%, Keyence Corporation 0.00%, SMC Corporation 0.00%, Shimano Inc. 0.00%, Microsoft Corporation 0.00%, American Express Company 0.00%.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of December 2010 and is subject to change based on market and other conditions. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Management's Discussion of Fund Performance

Markets around the world mostly rose in 2010. In Europe, the German DAX Index rose 21.9% and the French CAC 40 Index rose 6.3% during the twelve-month period. However, in Japan, the Nikkei 225 Index fell 8.3% for the year ended October 31, 2010. In the U.S, the S&P 500 Index increased 16.5%. The U.S. dollar fell 10.8% against the Japanese yen and it rose 5.5% against the euro. Crude oil rose 5.8% during the twelve-month period to $81. Gold surged 30% to $1,359 an ounce on safe haven buying.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares rose 16.1% for the year ended October 31, 2010, while the MSCI World Index increased 12.7%. The Fund's cash and cash equivalent position was 11.9% as of October 31, 2010.

The five largest contributors to the performance of the First Eagle Global Fund over the period were Gold bullion (commodity, U.S.), Fanuc Limited (industrial automation, Japan), Industrias Peñoles S.A.B. de C.V. (mining, Mexico), SMC Corporation (electrical machinery, Japan) and Berkshire Hathaway, Inc. Class A (holding company, U.S.) collectively accounting for 4.7% of the year's performance.

The five largest detractors were Italcementi RNC (cement, Italy), MS&AD Insurance Group Holdings (insurance, Japan), Italcementi S.p.A. RSP (cement, Italy), Vulcan Materials Company (construction aggregates, U.S.) and Ono Pharmaceutical Company Limited (pharmaceuticals, Japan). Their combined negative performance over the twelve-month period subtracted 0.9% from the Fund's performance.

Corporate activity during the year included the take-outs of Gewiss S.p.A. (Italy), Nissin Foods Company Limited (Japan) and Conbraco Industries, Inc. (U.S).

As of October 31, 2010, the Fund was approximately 35% hedged versus the Japanese yen and 45% hedged versus the euro.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 15.5% for the year ended October 31, 2010, while the MSCI EAFE Index increased 8.4% over the same period. The Fund's cash and cash equivalent position was 16.6% on October 31, 2010.

The five largest contributors to the performance of the First Eagle Overseas Fund over the period were Gold bullion (commodity, U.S.), Fanuc Limited

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Global, Overseas, U.S. Value and Gold Funds

(industrial automation, Japan), Shimano, Inc. (bicycle parts, Japan), Industrias Peñoles S.A.B. de C.V. (mining, Mexico) and SMC Corporation (electrical machinery, Japan) collectively accounting for 5.3% of the year's performance.

The five largest detractors were MS&AD Insurance Group Holdings (insurance, Japan), Italcementi S.p.A, RSP (cement, Italy), Petroleo Brasileiro SA, ADR (energy, Brazil), Ono Pharmaceutical Company Limited (pharmaceuticals, Japan) and NKSJ Holdings, Inc. (insurance, Japan). Their combined negative performance over the twelve-month period subtracted 1.2% from the Fund's performance.

Corporate activity during the year included the take-outs of Gewiss S.p.A. (Italy) and Nissin Foods Company Limited (Japan).

As of October 31, 2010, the Fund was approximately 35% hedged versus the Japanese yen and 45% hedged versus the euro.

First Eagle U.S. Value Fund

The NAV of the First Eagle U.S. Value Fund's Class A shares increased 13.6% for the year ended October 31, 2010, while the S&P 500 Index and the Russell 2000 Index rose 16.5% and 26.6%, respectively. The Fund held 13.7% of its portfolio in cash and cash equivalents on October 31, 2010.

The five largest contributors to the performance of the First Eagle U.S. Value Fund over the period were Gold bullion (commodity), Comcast Corporation, Class A (cable company), Home Depot, Inc. (home improvement retailer), American Express Company (credit card company) and Blount International, Inc. (diversified manufacturer) collectively accounting for 4.3% of the year's performance.

The five largest detractors were Vulcan Materials Company (construction aggregates), Martin Marietta Materials, Inc. (aerospace & defense), Sanofi-Aventis SA, ADR (pharmaceuticals), Seneca Foods Corporation, Series 2003 (canned foods) and International Speedway Corporation, Class A (racetracks). Their combined negative performance over the twelve-month period subtracted 0.6% from the Fund's performance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Management's Discussion of Fund Performance (continued)

First Eagle Gold Fund

The NAV of the First Eagle Gold Fund's Class A shares rose 34.7% for the year ended October 31, 2010, while the FTSE Gold Mines Index increased 31.2%. The Fund was at 5.1% in cash and cash equivalents on October 31, 2010.

The five largest contributors to the performance of the First Eagle Gold Fund over the period were Gold bullion (U.S.), Lihir Gold Limited (Papua New Guinea), IAMGOLD Corporation (Canada), Randgold Resources Limited, ADR (Africa), and New Gold, Inc. (Canada) collectively accounting for 14.9% of the year's performance.

The five largest detractors to the fund were Kinross Gold Corporation (Canada), Minefinders Corporation (Canada), Vallar Plc (U.K), Northgate Minerals Corporation (Canada) and Intrepid Mines Limited (Australia). Their combined negative performance over the twelve-month period subtracted 0.5% from the Fund's performance.

We view gold as a hedge against "extreme outcomes," which might include such things as inflation, deflation or outright currency debasement. While we may view any of these outcomes as low probability, we believe gold has the potential to at least partially protect a portfolio against negative developments that these events could cause. The fiat currency system faces a number of challenges. The status of the U.S. dollar as the world's reserve currency is suspect, the euro is facing its most critical challenge in its 10 year history and the yen also lacks appeal. Newspapers are reporting daily on currency wars. To many, gold is playing the role of a substitute currency and has emerged as a viable alternative for central banks, institutional and individual investors worried about the current state of the Global monetary system.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Global, Overseas, U.S. Value and Gold Funds

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan	Abhay Deshpande

Head of the Global Value Team Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Global, Overseas, U.S. Value and Gold Funds

Rachel Benepe	Kimball Brooker, Jr.

Portfolio Manager Gold Fund	Associate Portfolio Manager Overseas and U.S. Value Funds

December 2010

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of December 2010 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Performance Chart1

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	16.13%	1.98%	8.40%	13.13%	14.46%	01/01/79[2]
with sales charge	10.32	0.25	7.30	12.56	14.32	01/01/79[2]
Class C (FESGX)	14.23	1.21	7.59	12.29	12.03	06/05/00
Class I (SGIIX)	16.40	2.24	8.68	13.41	12.41	07/31/98
MSCI World Index[3]	12.74	-8.09	2.54	1.33	9.69	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	15.45%	1.20%	8.41%	13.36%	12.54%	08/31/93
with sales charge	9.68	-0.52	7.30	12.78	12.29	08/31/93
Class C (FESOX)	13.55	0.42	7.59	12.53	12.20	06/05/00
Class I (SGOIX)	15.68	1.44	8.67	13.63	13.18	07/31/98
MSCI EAFE Index[4]	8.36	-9.60	3.31	3.17	4.94	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	13.64%	1.12%	5.25%	—	9.06%	09/04/01
with sales charge	7.95	-0.60	4.17	—	8.45	09/04/01
Class C (FEVCX)	11.75	0.33	4.46	—	8.24	09/04/01
Class I (FEVIX)	13.84	1.34	5.50	—	9.32	09/04/01
Standard &Poor's 500 Index[5]	16.52	-6.49	1.73	—	2.42	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	34.73%	12.10%	21.74%	27.72%	11.26%	08/31/93
with sales charge	27.99	10.20	20.50	27.06	11.01	08/31/93
Class C (FEGOX)	32.66	11.26	20.83	—	19.05	05/15/03
Class I (FEGIX)	35.01	12.38	22.04	—	20.24	05/15/03
FTSE Gold Mines Index[6]	31.20	6.07	15.90	20.28	4.11	08/31/93
MSCI World Index[3]	12.74	-8.09	2.54	1.33	5.91	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Performance Chart (continued)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Fund of America
Class A (FEFAX)
without sales charge	24.53%	-1.28%	6.39%	7.22%	7.25%	11/20/98
with sales charge	18.31	-2.95	5.30	6.67	6.79	11/20/98
Class C (FEAMX)	22.59	-2.01	5.59	6.48	6.54	03/02/98
Class Y (FEAFX)[7]	24.47	-1.30	6.37	7.27	11.81	04/10/87
Standard & Poor's 500 Index[5]	16.52	-6.49	1.73	-0.02	8.57	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling 800.334.2143. The average annual returns shown are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Gold Fund, First Eagle U.S. Value Fund, and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without sales charge.

Class Y Shares of First Eagle Fund of America are offered without sales charge.

2  Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Vice President of First Eagle Investment Management, LLC. The Fund commenced operation April 28, 1970.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

5  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Average Annual Returns as of October 31, 2010

6  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

7  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.19%	1.94%	0.94%	—
First Eagle Overseas Fund	1.20	1.95	0.95	—
First Eagle U.S. Value Fund	1.26	2.00	1.01	—
First Eagle Gold Fund	1.26	2.01	1.01	—
First Eagle Fund of America	1.51	2.26	—	1.51%

These expense ratios are presented as of October 31, 2009 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund Overview | Data as of October 31, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that may help to minimize risk.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales charge	16.13%	8.40%	13.13%
with sales charge	10.32	7.30	12.56
MSCI World Index	12.74	2.54	1.33
Consumer Price Index	1.17	1.89	2.31

Asset Allocation

Countries
United States	38.30%
Japan	19.60
France	7.94
Germany	3.42
Switzerland	3.24
Mexico	2.63
South Africa	1.92
South Korea	1.89
United Kingdom	1.45
Singapore	1.18
Italy	0.94
Malaysia	0.94
Australia	0.89
Canada	0.87
Belgium	0.82
Hong Kong	0.77
Thailand	0.66
Taiwan	0.51
Brazil	0.47
Netherlands	0.08
Norway	0.05
Spain	0.03
Panama	0.01

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings
Gold Bullion (precious metal)	6.52%
Fanuc Limited (Japanese industrial manufacturing company)	2.09
Secom Company Limited (Japanese security services provider)	1.92
SMC Corporation (Japanese automated control devices manufacturer)	1.88
Keyence Corporation (Japanese sensors manufacturer)	1.62
Cintas Corporation (U.S. uniform designer and manufacturer)	1.49
Gold Fields Limited, ADR (South African gold mining company)	1.48
Shimano, Inc. (Japanese bicycle parts manufacturer)	1.47
Microsoft Corporation (U.S. software developer)	1.46
Astellas Pharma, Inc. (Japanese pharmaceuticals manufacturer)	1.39
Total	21.32%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 77.25%
U.S. Common Stocks — 30.30%
Consumer Discretionary 5.51%
13,051,511	Cintas Corporation (a)	$438,387,413	$358,525,007
16,016,312	Comcast Corporation, Class 'A'	266,139,825	309,595,311
5,571,290	Omnicom Group, Inc.	162,938,225	244,913,908
5,300,650	Home Depot, Inc.	131,119,191	163,684,072
2,051,045	Wal-Mart Stores, Inc.	101,774,692	111,105,108
1,136,380	Costco Wholesale Corporation	35,670,294	71,330,573
1,381,358	Unifirst Corporation	30,865,195	63,583,909
2,485	JG Boswell Company (b)	573,840	1,826,475
184,753	St. John Knits International, Inc. (b)(c)	3,174,837	739,012
		1,170,643,512	1,325,303,375
Consumer Staples 0.97%
1,473,220	Lorillard, Inc.	108,367,712	125,724,595
3,629,490	Sysco Corporation	99,971,655	106,924,775
		208,339,367	232,649,370
Energy 3.26%
5,133,863	ConocoPhillips	250,527,413	304,951,462
2,196,331	Apache Corporation	147,925,837	221,873,358
2,327,880	Helmerich & Payne, Inc.	57,215,205	99,586,706
3,975,644	San Juan Basin Royalty Trust (a)	141,567,358	97,443,034
918,030	Murphy Oil Corporation	34,786,345	59,818,835
		632,022,158	783,673,395
Financials 5.40%
7,551,993	American Express Company	318,860,508	313,105,630
2,624	Berkshire Hathaway, Inc., Class 'A' (c)	209,446,032	313,043,200
8,975,246	Cincinnati Financial Corporation (a)	229,993,905	264,231,242
6,957,385	Bank of New York Mellon Corporation	176,154,383	174,352,068
516,010	Mastercard, Inc., Class 'A'	104,264,518	123,873,361
4,035,783	WR Berkley Corporation	108,191,136	111,064,748
34,924	Mills Music Trust (a)(b)	1,055,337	1,348,939
		1,147,965,819	1,301,019,188
Health Care 0.87%
2,594,970	WellPoint, Inc. (c)	122,915,513	141,010,670
1,059,980	Johnson & Johnson	59,610,843	67,488,926
		182,526,356	208,499,596

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 30.30% — (continued)
Industrials 3.63%
3,375,980	3M Company	$263,499,538	$284,325,035
2,864,349	Alliant Techsystems, Inc. (a)(c)	267,178,315	218,377,968
9,778,961	Blount International, Inc. (a)(c)	127,911,050	146,684,415
1,669,689	Lockheed Martin Corporation	118,231,467	119,032,129
2,365,411	Automatic Data Processing, Inc.	85,148,200	105,071,557
		861,968,570	873,491,104
Information Technology 4.09%
13,162,817	Microsoft Corporation	319,748,276	350,657,445
5,703,320	Linear Technology Corporation	160,046,637	183,818,003
5,838,310	Texas Instruments, Inc.	142,792,013	172,638,827
7,235,010	Intel Corporation	101,065,194	145,206,651
3,709,652	KLA-Tencor Corporation	107,308,502	132,508,769
		830,960,622	984,829,695
Materials 4.05%
14,088,693	Weyerhaeuser Company	354,334,376	228,518,601
3,404,321	Rayonier, Inc., REIT	60,343,193	177,705,556
3,987,548	Plum Creek Timber Company, Inc., REIT	147,118,846	146,901,268
3,742,254	Vulcan Materials Company	195,337,229	136,629,694
1,454,160	Martin Marietta Materials, Inc.	130,299,884	117,030,797
1,780,037	Newmont Mining Corporation	45,037,176	108,350,852
1,258,500	Deltic Timber Corporation (a)	62,903,243	58,746,780
		995,373,947	973,883,548
Telecommunication Services 0.55%
5,862,250	Cisco Systems, Inc. (c)	95,994,520	133,835,168
Utilities 1.97%
6,032,402	FirstEnergy Corporation	224,074,888	219,096,841
4,117,660	IDACorporation, Inc. (a)	136,695,395	151,529,888
4,453,703	Allegheny Energy, Inc.	101,571,987	103,325,909
		462,342,270	473,952,638
Total U.S. Common Stocks		6,588,137,141	7,291,137,077
International Common Stocks — 46.95%
Australia 0.89%
5,473,228	Newcrest Mining Limited	184,414,345	214,521,866
Belgium 0.82%
2,225,615	Groupe Bruxelles Lambert SA	186,025,303	196,994,889

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 46.95% — (continued)
Brazil 0.47%
3,625,916	Petroleo Brasileiro SA, ADR	$68,857,936	$113,092,320
Canada 0.65%
3,358,189	Cenovus Energy, Inc.	84,672,345	93,424,818
2,773,965	Penn West Energy Trust	52,580,541	63,246,402
		137,252,886	156,671,220
France 7.67%
4,735,547	Sanofi-Aventis SA	370,785,007	330,555,055
4,824,936	Sodexo	132,399,966	313,840,548
3,733,423	Carrefour SA	230,370,943	201,399,319
2,306,626	Neopost SA (a)	212,748,213	191,523,362
2,147,945	Wendel	111,924,050	166,366,308
1,859,739	Rémy Cointreau SA	58,495,022	130,539,589
2,359,340	Total SA	130,161,165	128,144,200
956,044	Guyenne et Gascogne SA (a)	108,257,344	105,262,043
1,167,152	Société BIC SA	55,329,471	103,502,443
1,011,869	Cie Generale d'Optique Essilor International SA	20,188,532	67,534,786
63,019	Sucrière de Pithiviers-Le-Vieil (a)	35,947,628	61,365,595
160,048	Robertet SA (a)	21,057,483	23,599,299
42,252	Robertet SA CI (b)(d)	800,508	4,643,493
104,457	Gaumont SA	6,087,824	7,468,677
385,000	Sabeton SA (a)	4,841,233	6,828,321
69,500	NSC Groupe (a)(b)(c)	12,298,421	2,947,230
12,000,000	FINEL (a)(b)(c)(d)(e)(f)	—	834,630
		1,511,692,810	1,846,354,898
Germany 3.02%
4,485,848	HeidelbergCement AG	242,684,169	234,531,998
3,198,075	Daimler AG (c)	156,674,454	211,001,121
1,172,304	Pfeiffer Vacuum Technology AG (a)	105,767,273	112,112,992
1,328,614	Fraport AG	42,968,105	84,239,570
2,464,510	Tognum AG	26,236,180	59,943,102
386,842	Hornbach Baumarkt AG	21,504,161	24,699,565
		595,834,342	726,528,348
Hong Kong 0.66%
12,693,580	Guoco Group Limited	115,086,260	155,255,120
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	2,274,341
		116,023,158	157,529,461

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 46.95% — (continued)
Italy 0.94%
18,139,395	Italcementi S.p.A. RSP	$249,186,230	$87,557,886
4,682,069	Italcementi S.p.A.	86,201,872	39,403,625
1,734,972	Italmobiliare S.p.A. RSP	121,356,934	44,503,727
1,021,137	Italmobiliare S.p.A.	107,360,738	36,079,518
3,208,913	Gewiss S.p.A.	18,972,618	18,055,913
		583,078,392	225,600,669
Japan 19.49%
3,475,800	Fanuc Limited	277,520,302	502,707,263
10,188,130	Secom Company Limited	461,699,433	462,291,932
2,960,620	SMC Corporation	329,833,581	452,087,225
1,571,990	Keyence Corporation	313,389,646	389,338,305
7,096,370	Shimano, Inc. (a)	164,739,178	354,157,758
8,977,860	Astellas Pharma, Inc.	362,418,345	333,702,208
12,348,900	MS&AD Insurance Group Holdings	312,994,091	296,342,939
13,629,830	MISUMI Group, Inc. (a)	236,989,172	291,886,490
5,211,900	Ono Pharmaceutical Company Limited	237,044,526	221,287,374
4,567,060	Canon, Inc.	218,295,606	210,918,227
26,528,100	NKSJ Holdings, Inc. (c)	201,994,681	182,123,393
1,775,270	Hirose Electric Company Limited	192,582,663	178,518,771
9,207,880	Mitsubishi Estate Company Limited	135,288,897	161,180,767
87,905	NTT DoCoMo, Inc.	134,331,751	147,872,471
6,166,510	THK Company Limited	107,947,983	118,507,231
22,411	Inpex Corporation	112,236,052	116,437,039
5,147,000	T. Hasegawa Company Limited (a)	79,849,658	80,575,630
3,501,380	Chofu Seisakusho Company Limited (a)	63,721,317	70,723,094
2,719,100	Meitec Corporation (a)(c)	79,203,905	54,213,217
1,725,100	Ariake Japan Company Limited (a)	29,754,119	26,106,728
2,002,100	Seikagaku Corporation	21,143,745	20,878,510
449,600	Nissin Foods Holdings Company Limited	16,064,299	16,276,022
257,500	Unihair Company Limited (c)	5,849,064	3,008,163
		4,094,892,014	4,691,140,757
Malaysia 0.94%
134,626,930	Genting Malaysia Berhad	116,786,948	151,436,367
22,331,815	Genting Berhad	39,810,880	74,929,824
		156,597,828	226,366,191

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 46.95% — (continued)
Mexico 2.63%
9,745,693	Industrias Peñoles S.A.B. de C.V.	$17,199,241	$276,080,569
9,896,144	Grupo Televisa SA, ADR	175,423,561	222,168,433
6,666,024	Fresnillo PLC	45,798,621	133,537,131
		238,421,423	631,786,133
Netherlands 0.08%
468,075	Heineken Holding NV	10,805,362	20,145,532
Panama 0.01%
114,352	Banco Latinoamericano de Exportaciones SA	1,688,417	1,762,164
Singapore 0.27%
10,153,710	Fraser and Neave Limited	8,655,703	48,984,615
13,467,250	ComfortDelgro Corporation Limited	3,279,184	15,409,587
		11,934,887	64,394,202
South Africa 1.92%
22,550,390	Gold Fields Limited, ADR	259,787,234	355,619,650
9,252,833	Harmony Gold Mining Company Limited, ADR	84,568,705	106,777,693
		344,355,939	462,397,343
South Korea 1.11%
3,084,095	KT&G Corporation	171,830,303	189,389,882
51,900	Lotte Confectionery Company Limited	21,157,499	56,731,393
39,989	Namyang Dairy Products Company Limited (a)	7,325,466	21,962,410
		200,313,268	268,083,685
Spain 0.03%
132,802	Red Electrica Corporation SA	6,625,843	6,667,986
Switzerland 3.24%
3,783,070	Pargesa Holding SA	237,781,696	300,145,986
4,370,450	Nestlé SA	103,267,278	239,458,455
40,274	Lindt & Spruengli AG PC	67,067,587	109,430,650
800	Lindt & Spruengli AG	16,046,392	22,973,316
791,185	Kuehne & Nagel International AG	22,937,029	97,877,728
39,740	Edipresse SA	10,811,874	10,785,850
		457,911,856	780,671,985
Thailand 0.66%
30,251,300	Bangkok Bank PCL NVDR	98,647,613	150,348,356
577,000	OHTL PCL (b)	2,636,472	9,276,651
		101,284,085	159,625,007

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 46.95% — (continued)
United Kingdom 1.45%
2,714,983	Anglo American PLC	$62,810,160	$126,528,008
8,354,385	Berkeley Group Holdings PLC (a)(c)	101,417,318	112,666,229
3,464,198	Willis Group Holdings PLC	89,532,218	110,161,497
		253,759,696	349,355,734
Total International Common Stocks		9,261,769,790	11,299,690,390
Total Common Stocks		15,849,906,931	18,590,827,467
Preferred Stocks — 1.28%
U.S. Preferred Stock — 0.07%
Utilities 0.07%
335,000	Calenergy Capital Trust III 6.50% (b)(g)	14,782,813	16,456,875
International Preferred Stocks — 1.21%
Canada 0.11%
2,750,391	Postmedia Network (b)(d)(e)	18,719,011	26,991,080
Germany 0.40%
877,242	Hornbach Holding AG	63,837,360	96,158,710
South Korea 0.70%
340,407	Samsung Electronics Company Limited	50,212,677	167,291,776
Total International Preferred Stocks		132,769,048	290,441,566
Total Preferred Stocks		147,551,861	306,898,441
Warrant — 0.24%
United States 0.24%
4,603,336	JPMorgan Chase & Co. Warrant exp 10/28/18 (c)	59,899,995	58,692,534
OUNCES
Commodity — 6.52%
1,155,839	Gold bullion (c)	648,342,611	1,569,340,588

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 3.32%
U.S. Bonds — 1.17%
Corporate Bonds 0.24%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	$4,732,076	$5,044,643
5,000,000	Pulte Group, Inc. 5.20% due 02/15/15	4,394,183	4,800,000
12,554,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 02/15/15	12,482,394	13,103,237
22,554,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 02/15/17	21,895,934	23,625,315
12,400,750	Yankee Candle Company, Inc. 2.26% due 02/06/14 (h)	9,162,283	12,038,586
		52,666,870	58,611,781
Government Obligations 0.93%
79,438,224	United States Treasury Inflation Indexed Bond 1.875% due 07/15/13 (i)	81,286,347	85,029,960
136,769,360	United States Treasury Inflation Indexed Bond 2.375% due 04/15/11 (i)	137,443,817	138,350,824
		218,730,164	223,380,784
Total U.S. Bonds		271,397,034	281,992,565
International Notes and Bonds — 2.15%
International Corporate Notes and Bonds — 0.43%
Canada 0.11%
28,460,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(j)	24,654,814	25,685,150
France 0.27%
15,000,000 EUR	Emin Leydier SA FRN 6.16% due 07/31/16 (b)(d)(e)	21,410,094	20,865,762
12,000,000 EUR	FINEL 9.50% due 06/30/17 (b)(c)(d)(e)	14,474,400	8,346,305
1,697,000 USD	Legrand SA 8.50% due 02/15/25 (b)	1,644,537	2,042,833
12,050,000 EUR	Wendel 4.375% due 08/09/17	10,895,296	15,295,473
10,000,000 EUR	Wendel 4.875% due 09/21/15 (k)	10,257,414	13,632,298
3,500,000 EUR	Wendel 4.875% due 05/26/16	2,571,574	4,649,588
		61,253,315	64,832,259

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.43% — (continued)
Ireland 0.00%
13,650,000 EUR	Waterford Wedgwood PLC 9.875% due 12/01/10 (b)(c)(d)(j)(l)	$16,339,337	$—
Norway 0.05%
5,500,000 USD	Den Norske Bank ASA FRN 0.625% due 02/28/11 (b)	3,888,750	3,272,500
3,170,000 USD	Den Norske Creditbank FRN 0.563% due 11/30/10 (b)	2,059,625	1,886,942
3,500,000 USD	Den Norske Creditbank FRN 0.657% due 02/28/11 (b)	2,610,000	2,073,750
10,000,000 USD	Nordea Bank Norge ASA FRN 0.875% due 05/19/11 (b)	6,826,750	5,850,000
		15,385,125	13,083,192
Total International Corporate Notes and Bonds		117,632,591	103,600,601
International Government Bonds — 1.72%
Hong Kong 0.11%
202,850,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	26,203,117	26,205,777
Japan 0.11%
2,167,809,900 JPY	Japanese Government CPI Linked Bond 1.40% due 06/10/18 (i)	19,864,377	27,070,361
Singapore 0.91%
275,440,000 SGD	Singapore Government Bond 3.625% due 07/01/11	203,371,459	217,601,114
South Korea 0.08%
23,782,710,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (i)	22,686,682	19,520,210
Taiwan 0.51%
1,767,500,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	54,184,975	59,341,916
1,826,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	59,226,029	62,236,596
		113,411,004	121,578,512
Total International Government Bonds		385,536,639	411,975,974
Total International Notes and Bonds		503,169,230	515,576,575
Total Notes and Bonds		774,566,264	797,569,140

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 11.91%
International Commercial Paper — 6.18%
France 1.29%
27,487,000 USD	GDF Suez SA 0.38% due 11/10/10	$27,484,389	$27,484,389
13,560,000 USD	GDF Suez SA 0.38% due 11/23/10	13,556,851	13,556,851
19,000,000 USD	GDF Suez SA 0.39% due 12/06/10	18,992,796	18,992,796
51,710,000 USD	GDF Suez SA 0.39% due 01/19/11	51,665,745	51,676,197
43,000,000 USD	GDF Suez SA 0.39% due 01/24/11	42,960,870	42,969,969
25,119,000 USD	Sanofi-Aventis SA 0.20% due 11/24/10	25,115,790	25,115,791
40,799,000 USD	Électricité de France 0.24% due 11/29/10	40,791,384	40,791,384
12,065,000 USD	Électricité de France 0.24% due 01/11/11	12,059,289	12,057,932
77,656,000 USD	Électricité de France 0.25% due 01/11/11	77,617,711	77,610,509
Italy 0.63%
5,239,000 USD	Eni S.p.A 0.24% due 12/14/10	5,237,498	5,237,498
18,722,000 USD	Eni S.p.A. 0.25% due 12/14/10	18,716,410	18,716,409
17,942,000 USD	Eni S.p.A. 0.27% due 02/17/11	17,927,467	17,925,183
30,000,000 USD	Eni S.p.A 0.28% due 01/14/11	29,982,733	29,981,649
43,611,000 USD	Eni S.p.A. 0.35% due 12/10/10	43,594,464	43,594,464
18,599,000 USD	Eni S.p.A. 0.40% due 12/14/10	18,590,114	18,590,114
19,000,000 USD	Eni S.p.A 0.50% due 11/18/10	18,995,514	18,995,514
Japan 2.99%
32,500,000 USD	Mitsubishi Company 0.23% due 11/10/10	32,498,131	32,498,131
30,000,000 USD	Mitsubishi Company 0.24% due 01/14/11	29,985,200	29,981,649

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.18% — (continued)
Japan 2.99% — (continued)
50,000,000 USD	Mitsubishi Company 0.24% due 01/20/11	$49,973,333	$49,966,800
28,856,000 USD	Mitsubishi Company 0.35% due 11/08/10	28,854,036	28,854,036
25,000,000 USD	Mitsui & Company, Limited 0.21% due 12/15/10	24,993,583	24,993,583
50,000,000 USD	Mitsui & Company, Limited 0.25% due 12/13/10	49,985,417	49,985,417
12,000,000 USD	Mitsui & Company, Limited 0.27% due 02/22/11	11,989,830	11,988,130
20,000,000 USD	Mitsui & Company, Limited 0.39% due 11/01/10	20,000,000	20,000,000
16,172,000 USD	Mitsui & Company, Limited 0.46% due 11/02/10	16,171,794	16,171,793
27,000,000 USD	Panasonic Corporation 0.28% due 02/03/11	26,980,260	26,978,538
17,316,000 USD	Panasonic Corporation 0.36% due 12/01/10	17,310,805	17,310,805
10,000,000 USD	Panasonic Corporation 0.42% due 01/20/11	9,990,667	9,993,360
30,000,000 USD	Panasonic Corporation 0.43% due 11/12/10	29,996,058	29,996,058
32,418,000 USD	Panasonic Corporation 0.43% due 01/05/11	32,392,831	32,400,669
40,000,000 USD	Panasonic Corporation 0.48% due 02/07/11	39,947,733	39,966,672
25,000,000 USD	Panasonic Corporation 0.50% due 12/13/10	24,985,417	24,985,417
8,000,000 USD	Panasonic Corporation 0.54% due 01/05/11	7,992,200	7,995,723
18,189,000 USD	Panasonic Corporation 0.55% due 01/05/11	18,170,937	18,179,276
38,061,000 USD	Panasonic Corporation 0.55% due 01/07/11	38,022,040	38,040,055
24,850,000 USD	Sumitomo Corporation 0.23% due 12/20/10	24,842,221	24,842,221
25,000,000 USD	Sumitomo Corporation 0.25% due 12/15/10	24,992,361	24,992,361
25,000,000 USD	Sumitomo Corporation 0.27% due 03/25/11	24,973,000	24,965,597
24,000,000 USD	Sumitomo Corporation 0.30% due 03/25/11	23,971,200	23,966,974

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.18% — (continued)
Japan 2.99% — (continued)
25,000,000 USD	Sumitomo Corporation 0.33% due 04/20/11	$24,961,042	$24,955,428
12,266,000 USD	Sumitomo Corporation 0.42% due 12/09/10	12,260,562	12,260,562
15,000,000 USD	Sumitomo Corporation 0.45% due 11/19/10	14,996,625	14,996,625
10,000,000 USD	Toyota Motor Credit Corporation 0.22% due 01/25/11	9,994,806	9,993,180
47,467,000 USD	Toyota Motor Credit Corporation 0.31% due 02/22/11	47,420,812	47,420,198
Switzerland 1.27%
40,000,000 USD	Nestlé Capital Corporation 0.15% due 11/23/10	39,996,333	39,996,333
55,109,000 USD	Nestlé Capital Corporation 0.22% due 12/15/10	55,094,182	55,094,182
30,716,000 USD	Nestlé Capital Corporation 0.22% due 01/14/11	30,702,109	30,702,202
49,000,000 USD	Nestlé Capital Corporation 0.22% due 03/17/11	48,959,276	48,950,432
10,000,000 USD	Nestlé Capital Corporation 0.25% due 12/01/10	9,997,917	9,997,917
32,697,000 USD	Novartis Capital Corporation 0.22% due 11/30/10	32,691,205	32,691,205
28,000,000 USD	Novartis Capital Corporation 0.23% due 11/30/10	27,994,812	27,994,812
12,200,000 USD	Novartis Capital Corporation 0.24% due 12/14/10	12,196,503	12,196,503
7,502,000 USD	Novartis Capital Corporation 0.24% due 12/20/10	7,499,549	7,499,549
20,000,000 USD	Novartis Capital Corporation 0.29% due 01/03/11	19,989,850	19,990,760
20,000,000 USD	Novartis Capital Corporation 0.29% due 01/10/11	19,988,722	19,989,698
Total International Commercial Paper		1,487,052,384	1,487,079,500
U.S. Commercial Paper — 5.73%
$15,973,000	Abbott Laboratories 0.18% due 11/08/10	15,972,441	15,972,441
7,233,000	Abbott Laboratories 0.20% due 01/03/11	7,230,468	7,230,215
10,594,000	Abbott Laboratories 0.20% due 01/18/11	10,589,409	10,588,994

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 5.73% — (continued)
$25,890,000	Avery Dennison Corporation 0.32% due 11/01/10	$25,890,000	$25,890,000
1,949,000	Bemis Company, Inc. 0.26% due 11/01/10	1,949,000	1,949,000
20,000,000	Caterpillar Financial Services Corporation	19,998,978	19,998,978
	0.23% due 11/09/10
30,000,000	Coca-Cola Company 0.21% due 11/22/10	29,996,325	29,996,325
23,534,000	Coca-Cola Company 0.23% due 04/15/11	23,509,191	23,499,953
12,289,000	Coca-Cola Company 0.24% due 12/16/10	12,285,313	12,285,313
47,000,000	Coca-Cola Company 0.24% due 12/20/10	46,984,647	46,984,647
48,000,000	Coca-Cola Company 0.24% due 01/18/11	47,975,040	47,974,080
23,000,000	Coca-Cola Company 0.24% due 01/21/11	22,987,580	22,987,120
20,000,000	Coca-Cola Company 0.24% due 02/02/11	19,987,600	19,986,986
50,000,000	Coca-Cola Company 0.28% due 11/05/10	49,998,444	49,998,444
23,507,000	ConocoPhillips 0.22% due 11/08/10	23,505,994	23,505,994
3,171,000	ConocoPhillips 0.24% due 12/28/10	3,169,795	3,169,795
19,300,000	ConocoPhillips 0.24% due 01/18/11	19,289,964	19,289,578
25,000,000	ConocoPhillips 0.24% due 01/21/11	24,986,500	24,986,000
34,450,000	ConocoPhillips 0.24% due 01/24/11	34,430,708	34,430,019
29,000,000	ConocoPhillips 0.25% due 11/17/10	28,996,778	28,996,778
50,000,000	ConocoPhillips 0.25% due 11/18/10	49,994,097	49,994,097
35,500,000	ConocoPhillips 0.25% due 12/09/10	35,490,632	35,490,632
5,000,000	ConocoPhillips 0.25% due 12/16/10	4,998,438	4,998,438
2,000,000	Google, Inc. 0.20% due 01/19/11	1,999,122	1,998,829

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 5.73% — (continued)
$34,000,000	Google, Inc. 0.25% due 03/21/11	$33,966,944	$33,959,078
27,000,000	H.J. Heinz Company Limited 0.38% due 01/20/11	26,977,200	26,976,345
23,630,000	Hewlett-Packard Company 0.20% due 12/01/10	23,626,062	23,626,062
20,750,000	Honeywell International, Inc. 0.25% due 03/23/11	20,729,538	20,721,417
29,000,000	Honeywell International, Inc. 0.32% due 12/01/10	28,992,267	28,992,267
32,657,000	Honeywell International, Inc. 0.32% due 12/07/10	32,646,550	32,646,550
20,500,000	ITT Corporation 0.52% due 11/10/10	20,497,335	20,497,335
38,000,000	Johnson & Johnson 0.21% due 11/15/10	37,996,897	37,996,897
15,997,000	Johnson & Johnson 0.22% due 03/09/11	15,984,487	15,982,564
24,385,000	Johnson & Johnson 0.24% due 12/03/10	24,379,798	24,379,798
36,000,000	Medtronic, Inc. 0.22% due 11/02/10	35,999,780	35,999,780
40,000,000	Medtronic, Inc. 0.23% due 01/07/11	39,982,878	39,980,324
8,000,000	Medtronic, Inc. 0.23% due 01/12/11	7,996,320	7,995,750
6,650,000	NYSE Euronext 0.29% due 11/01/10	6,650,000	6,650,000
8,343,000	NYSE Euronext 0.29% due 11/16/10	8,341,992	8,341,992
35,000,000	PepsiCo, Inc. 0.18% due 11/30/10	34,994,925	34,994,925
46,992,000	Philip Morris International, Inc. 0.18% due 11/09/10	46,990,120	46,990,120
28,227,000	Philip Morris International, Inc. 0.21% due 12/02/10	28,221,896	28,221,896
50,000,000	Procter & Gamble Company 0.22% due 02/14/11	49,967,917	49,966,700
50,000,000	Procter & Gamble Company 0.22% due 03/03/11	49,962,722	49,958,680
27,625,000	Procter & Gamble Company 0.23% due 04/07/11	27,597,291	27,590,624

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 5.73% — (continued)
$43,745,000	Procter & Gamble Company 0.24% due 03/04/11	$43,709,129	$43,708,254
50,000,000	Procter & Gamble Company 0.25% due 12/08/10	49,987,153	49,987,153
8,488,000	Procter & Gamble Company 0.26% due 11/04/10	8,487,816	8,487,816
10,171,000	Procter & Gamble Company 0.28% due 11/05/10	10,170,684	10,170,684
6,578,000	Sara Lee Corporation 0.26% due 11/16/10	6,577,287	6,577,287
10,000,000	United Technologies Corporation 0.17% due 11/01/10	10,000,000	10,000,000
30,000,000	Walt Disney Company 0.18% due 11/05/10	29,999,400	29,999,400
20,000,000	Walt Disney Company 0.18% due 11/10/10	19,999,100	19,999,100
16,000,000	Walt Disney Company 0.18% due 01/07/11	15,994,640	15,991,290
20,000,000	WellPoint, Inc. 0.36% due 12/02/10	19,993,800	19,993,800
Total U.S. Commercial Paper		1,379,638,392	1,379,586,544
Total Commercial Paper		2,866,690,776	2,866,666,044
Total Investments — 100.52%		$20,346,958,438	24,189,994,214
Liabilities in Excess of Other Assets — (0.52)%			(126,038,281)
Net Assets — 100.00%			$24,063,955,933

  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (b)  Security is deemed illiquid. At October 31, 2010, the value of these securities amounted to $142,406,611 or 0.59% of net assets.

  (c)  Non-income producing security/commodity.

  (d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $61,681,270 or 0.26% of net assets.

  (e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2010, the value of these securities amounted to $57,037,777 or 0.24% of net assets.

  (f)  Held through Financiere Rouge, LLC, a wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (g)  This security is convertible until September 1, 2027 and is subject to a call feature and may be called in full or partially on or anytime after December 27, 2010.

  (h)  A term loan security.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

  (i)  Inflation protected security.

  (j)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (k)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (l)  Issuer is in default.

At October 31, 2010, aggregate cost for federal income tax purposes was $20,629,241,573; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,585,097,478
Gross unrealized depreciation	(1,024,344,837)
Net unrealized appreciation	$3,560,752,641

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

CPI  — Consumer Price Index

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

JPY  — Japanese Yen

KRW  — South Korean Won

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA 6.16% due 07/31/16	07/30/09	$21,410,094	$1.39
FINEL 9.50% due 06/30/17	06/22/05	14,474,400	0.70
FINEL	07/30/09	—	0.07
Postmedia Network	07/13/10	18,719,011	9.81

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2010	UNREALIZED APPRECIATION AT OCTOBER 31, 2010	UNREALIZED DEPRECIATION AT OCTOBER 31, 2010
11/17/10	137,989,000	Euro	$174,653,239	$191,915,898	$—	$(17,262,659)
01/19/11	315,639,000	Euro	404,049,484	438,621,449	—	(34,571,965)
02/16/11	239,029,000	Euro	303,236,970	332,012,931	—	(28,775,961)
03/16/11	329,370,000	Euro	447,564,026	457,425,670	—	(9,861,644)
11/17/10	21,902,332,000	Japanese Yen	241,016,033	271,941,505	—	(30,925,472)
01/19/11	19,519,482,000	Japanese Yen	228,927,256	242,514,001	—	(13,586,745)
02/16/11	30,693,395,000	Japanese Yen	364,672,556	381,462,520	—	(16,789,964)
03/16/11	64,536,652,000	Japanese Yen	776,886,955	802,131,750	—	(25,244,795)
11/17/10	515,892,000	Mexican Peso	39,592,632	41,722,857	—	(2,130,225)
01/19/11	414,967,000	Mexican Peso	31,898,455	33,408,120	—	(1,509,665)
02/16/11	525,558,000	Mexican Peso	39,925,400	42,215,738	—	(2,290,338)
03/16/11	1,214,812,000	Mexican Peso	95,807,477	97,671,515	—	(1,864,038)
			$3,148,230,483	$3,333,043,954	$—	$(184,813,471)
Foreign Currency Exchange Contracts — Purchases
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT OCTOBER 31, 2010	UNREALIZED APPRECIATION AT OCTOBER 31, 2010	UNREALIZED DEPRECIATION AT OCTOBER 31, 2010
11/17/10	515,892,000	Mexican Peso	$41,745,589	$41,722,857	$—	$(22,732)
01/19/11	414,967,000	Mexican Peso	33,266,555	33,408,120	141,565	—
02/16/11	525,558,000	Mexican Peso	42,067,188	42,215,738	148,550	—
03/16/11	1,214,812,000	Mexican Peso	97,642,822	97,671,515	28,693	—
			$214,722,154	$215,018,230	$318,808	$(22,732)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2010	VALUE OCTOBER 31, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Aioi Insurance Company Limited*	64,994,300	—	64,994,300	—	$—	$—	$6,529,973
Alliant Techsystems, Inc.	1,898,339	966,010	—	2,864,349	218,377,968	—	—
Ariake Japan Company Limited	1,725,100	—	—	1,725,100	26,106,728	—	728,946
Barnes & Noble, Inc.*	3,654,083	—	3,654,083	—	—	(8,593,918)	—

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

(continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2010	VALUE OCTOBER 31, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Berkeley Group Holdings PLC	—	8,354,385	—	8,354,385	$112,666,229	$—	$—
Blount International, Inc.	9,778,961	—	—	9,778,961	146,684,415	—	—
Chofu Seisakusho Company Limited	3,501,380	—	—	3,501,380	70,723,094	—	1,007,172
Cincinnati Financial Corporation	5,357,025	3,618,221	—	8,975,246	264,231,242	—	12,460,329
Cintas Corporation	11,138,751	1,912,760	—	13,051,511	358,525,007	—	6,264,725
City e-Solutions Limited	20,738,780	—	—	20,738,780	2,274,341	—	—
Conbraco Industries, Inc.*	4,169	—	4,169	—	—	1,764,521	—
Deltic Timber Corporation	1,258,500	—	—	1,258,500	58,746,780	—	377,550
FINEL	12,000,000	—	—	12,000,000	834,630	—	—
Guyenne et Gascogne SA	912,153	43,891	—	956,044	105,262,043	—	4,840,327
IDA Corporation, Inc.	4,117,660	—	—	4,117,660	151,529,888	—	4,941,192
Meitec Corporation	2,719,100	—	—	2,719,100	54,213,217	—	—
Mills Music Trust	34,924	—	—	34,924	1,348,939	—	106,962
MISUMI Group, Inc.	14,640,730	—	1,010,900	13,629,830	291,886,490	(1,245,206)	2,565,726
Namyang Dairy Products Company Limited	39,989	—	—	39,989	21,962,410	—	27,106
Neopost SA	2,807,336	—	500,710	2,306,626	191,523,362	(17,513,412)	11,215,784
NSC Groupe	69,500	—	—	69,500	2,947,230	—	—
Pfeiffer Vacuum Technology AG	1,172,304	—	—	1,172,304	112,112,992	—	3,050,922
Rayonier, Inc. REIT*	5,275,011	—	1,870,690	3,404,321	177,705,556	47,878,546	9,708,484

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

(continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2010	VALUE OCTOBER 31, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Rémy Cointreau SA*	3,976,126	—	2,116,387	1,859,739	$130,539,589	$10,776,489	$3,562,338
Robertet SA	165,085	—	5,037	160,048	23,599,299	(94,206)	338,889
Sabeton SA	385,000	—	—	385,000	6,828,321	—	93,949
San Juan Basin Royalty Trust	3,975,644	—	—	3,975,644	97,443,034	—	6,478,213
Shimano, Inc.	7,086,170	10,200	—	7,096,370	354,157,758	—	4,444,014
SMC Corporation*	3,853,720	—	893,100	2,960,620	452,087,225	2,519,025	3,333,914
Sodexo*	6,059,452	—	1,234,516	4,824,936	313,840,548	2,713,911	9,506,879
Sucrière de Pithiviers- Le-Vieil	63,019	—	—	63,019	61,365,595	—	2,144,441
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	80,575,630	—	1,372,602
THK Company Limited*	9,730,350	—	3,563,840	6,166,510	118,507,231	(6,889,792)	1,023,501
Wendel*	2,147,945	—	—	2,147,945	166,366,308	—	2,179,767
Total					$4,174,973,099	$31,315,958	$98,303,705

* Not an affiliated issuer as of October 31, 2010.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.51%
Consumer Staples	0.97
Energy	3.26
Financials	5.40
Health Care	0.87
Industrials	3.63
Information Technology	4.09
Materials	4.05
Telecommunication Services	0.55
Utilities	1.97
Total U.S. Common Stocks	30.30

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	6.49%
Consumer Staples	5.03
Energy	2.13
Financials	6.47
Health Care	4.05
Industrials	10.78
Information Technology	4.04
Materials	7.32
Telecommunication Services	0.61
Utilities	0.03
Total International Common Stocks	46.95
U.S. Preferred Stock
Utilities	0.07
International Preferred Stocks
Consumer Discretionary	0.40
Energy	0.11
Information Technology	0.70
Total International Preferred Stocks	1.21
Warrant	0.24
Commodity	6.52
U.S. Bonds
Consumer Discretionary	0.24
Government Issues	0.93
Total U.S. Bonds	1.17

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Notes and Bonds
Financials	0.22%
Government Issues	1.72
Industrials	0.01
Materials	0.20
Total International Notes and Bonds	2.15
Commercial Paper
International Commercial Paper	6.18
U.S. Commercial Paper	5.73
Total Commercial Paper	11.91
Total Investments	100.52%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund Overview | Data as of October 31, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales charge	15.45%	8.41%	13.36%
with sales charge	9.68	7.30	12.78
MSCI EAFE Index	8.36	3.31	3.17
Consumer Price Index	1.17	1.89	2.31

Asset Allocation

Countries
Japan	29.68%
France	10.31
United States	8.34
Germany	6.55
Switzerland	4.49
South Korea	3.48
Singapore	3.00
Mexico	2.27
South Africa	2.21
Canada	1.78
Thailand	1.76
Hong Kong	1.45
United Kingdom	1.27
Malaysia	1.23
Italy	1.20
Australia	1.18
Taiwan	0.96
Brazil	0.95
Netherlands	0.82
Bermuda	0.69
Belgium	0.22
Greece	0.22
Austria	0.12
Spain	0.04
Panama	0.01
Turkey	0.01

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings
Gold Bullion (precious metal)	7.36%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.75
Fanuc Limited (Japanese automated machine tools manufacturer)	2.03
Pargesa Holding SA (Swiss diversified financials company)	1.96
MS&AD Insurance Group Holdings (Japanese insurance company)	1.88
Secom Company Limited (Japanese security services provider)	1.88
SMC Corporation (Japanese automated control devices manufacturer)	1.81
Keyence Corporation (Japanese sensors manufacturer)	1.70
Gold Fields Limited, ADR (South African gold mining company)	1.67
Sodexo (French food management services provider)	1.44
Total	24.48%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 72.27%
International Common Stocks — 71.37%
Australia 1.18%
2,068,792	Newcrest Mining Limited	$69,705,651	$81,085,809
10,471,542	Spotless Group Limited	28,118,699	23,417,905
		97,824,350	104,503,714
Austria 0.12%
620,835	Wienerberger AG (a)	10,268,971	10,449,718
Belgium 0.22%
218,405	Groupe Bruxelles Lambert SA	15,489,455	19,331,586
Bermuda 0.69%
1,365,900	Jardine Matheson Holdings Limited	40,577,021	61,465,500
Brazil 0.95%
2,707,494	Petroleo Brasileiro SA, ADR	37,277,860	84,446,738
Canada 1.02%
1,321,427	Cenovus Energy, Inc.	18,791,533	36,762,099
1,100,050	EnCana Corporation	14,298,776	31,043,411
989,931	Penn West Energy Trust	18,763,266	22,570,427
		51,853,575	90,375,937
France 9.78%
1,959,334	Sodexo	55,185,394	127,445,930
1,660,633	Sanofi-Aventis SA	135,351,026	115,917,049
827,900	Neopost SA	44,073,366	68,742,046
830,428	Wendel	19,645,410	64,319,729
563,378	Laurent-Perrier (b)	20,236,693	63,470,845
943,121	Total SA	58,346,455	51,224,277
949,078	Carrefour SA	40,919,218	51,197,966
683,189	Rémy Cointreau SA	18,811,248	47,954,692
348,206	Guyenne et Gascogne SA	40,270,290	38,338,063
39,143	Sucrière de Pithiviers-Le-Vieil (b)	15,598,306	38,116,020
419,668	Société BIC SA	16,062,220	37,215,944
235,944	Robertet SA (b)	20,608,169	34,790,270
51,500	Robertet SA CI (c)(d)	2,151,628	5,659,849
895,904	Fregate (a)(b)(c)(d)(e)	23,101,992	32,564,460
442,830	Société Foncière Financière et de Participations	29,139,582	30,929,311
364,373	Gaumont SA	21,698,753	26,052,674
363,103	Cie Generale d'Optique Essilor International SA	7,044,521	24,234,445

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 71.37% — (continued)
France 9.78% — (continued)
79,862	Zodiac Aerospace	$3,955,526	$5,634,591
1,000	Société Vermandoise de Sucreries	854,846	2,061,537
100,000	Sabeton SA	1,463,142	1,773,590
11,593,581	FINEL (a)(b)(c)(d)(e)(f)	9,152,131	806,363
		583,669,916	868,449,651
Germany 5.83%
2,433,048	HeidelbergCement AG	130,732,832	127,206,184
1,654,450	Daimler AG (a)	82,257,570	109,156,541
895,398	Pfeiffer Vacuum Technology AG (b)	37,514,951	85,631,158
6,418,531	Deutsche Wohnen AG (a)(b)	67,969,040	77,606,546
2,707,670	Tognum AG	54,386,147	65,857,367
555,122	Fraport AG	17,793,495	35,197,009
381,004	Hamburger Hafen und Logistik AG	12,551,847	16,671,022
		403,205,882	517,325,827
Greece 0.22%
2,550,914	Jumbo SA	15,820,784	19,622,934
Hong Kong 1.34%
7,806,340	Guoco Group Limited	57,283,838	95,479,309
7,069,700	Hopewell Holdings Limited	7,819,937	22,301,461
10,851,720	City e-Solutions Limited (a)(c)	323,358	1,190,066
		65,427,133	118,970,836
Italy 1.20%
7,315,306	Italcementi S.p.A. RSP	87,341,485	35,310,589
6,116,020	Gewiss S.p.A. (b)	23,508,434	34,413,625
1,197,736	Italmobiliare S.p.A. RSP	50,324,929	30,723,099
165,635	Italmobiliare S.p.A.	19,155,452	5,852,330
		180,330,300	106,299,643
Japan 29.68%
4,886,870	Shimano, Inc. (b)	81,201,320	243,888,484
1,247,740	Fanuc Limited	105,216,088	180,461,465
6,958,200	MS&AD Insurance Group Holdings	164,965,814	166,979,523
3,669,500	Secom Company Limited	155,926,572	166,505,556
1,054,790	SMC Corporation	133,053,852	161,066,629
610,300	Keyence Corporation	120,033,342	151,154,376
3,260,440	Astellas Pharma, Inc.	133,084,592	121,188,794
2,552,600	Ono Pharmaceutical Company Limited	105,639,342	108,378,548

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 71.37% — (continued)
Japan 29.68% — (continued)
15,593,400	NKSJ Holdings, Inc. (a)	$118,482,138	$107,053,386
4,119,770	MISUMI Group, Inc.	70,730,692	88,225,987
1,856,870	Canon, Inc.	89,360,001	85,754,890
813,190	Hirose Electric Company Limited	92,281,617	81,773,296
42,748	NTT DoCoMo, Inc.	65,290,895	71,910,043
2,832,150	Nitto Kohki Company Limited (b)	50,121,709	66,698,803
12,425	Inpex Corporation	62,507,410	64,554,469
3,641,150	Mitsubishi Estate Company Limited	53,473,230	63,737,076
3,452,591	T. Hasegawa Company Limited (b)	47,344,131	54,049,873
5,507,100	Kansai Paint Company Limited	42,397,659	51,344,905
6,577,300	Japan Wool Textile Company Limited (b)	49,871,284	50,381,057
2,608,160	Nomura Research Institute Limited	50,064,045	49,119,537
2,252,610	THK Company Limited	36,188,958	43,290,382
2,022,800	Chofu Seisakusho Company Limited (b)	33,096,084	40,857,798
2,485,480	Daiichikosho Company Limited	27,081,144	40,699,542
9,608,600	Okumura Corporation	49,462,587	33,519,759
3,034,800	OSG Corporation	35,992,231	31,685,497
1,472,300	Meitec Corporation (a)	43,510,664	29,354,610
1,005,672	Nagaileben Company Limited (b)	19,939,695	23,821,504
1,570,700	Ariake Japan Company Limited	32,942,453	23,770,122
1,286,140	AS One Corporation (b)	26,246,127	23,551,291
861,660	Icom, Inc. (b)	22,557,750	23,170,150
2,535,900	Yomeishu Seizo Company Limited (b)	22,847,623	23,013,568
2,184,600	Seikagaku Corporation	17,648,500	22,781,676
1,058,246	Matsumoto Yushi-Seiyaku Company Limited (b)	25,950,562	21,664,155
2,068,330	Maezawa Kasei Industries Company Limited (b)	31,939,631	17,075,598
508,106	SK Kaken Company Limited	9,470,131	16,968,406
306,100	Mabuchi Motor Company Limited	18,167,961	16,207,530
493,250	Mandom Corporation	6,249,764	13,428,892
639,200	Fuji Seal International, Inc.	12,089,732	12,926,838
250,750	Nissin Foods Holdings Company Limited	8,959,347	9,077,430
2,572,675	TOMONY Holdings, Inc. (a)	17,372,742	8,942,880
806,280	Chudenko Corporation	12,295,496	8,278,008
1,223,670	Sansei Yusoki Company Limited (b)	10,265,159	6,046,191
1,000,000	Asahi Broadcasting Corporation	6,141,481	5,052,762

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 71.37% — (continued)
Japan 29.68% — (continued)
1,424,100	Shingakukai Company Limited (b)	$10,266,277	$4,490,644
		2,327,727,832	2,633,901,930
Malaysia 1.23%
72,262,570	Genting Malaysia Berhad	62,743,594	81,285,231
8,188,000	Genting Berhad	15,886,646	27,473,154
		78,630,240	108,758,385
Mexico 2.27%
4,490,195	Grupo Televisa SA, ADR	80,430,081	100,804,878
3,552,612	Industrias Peñoles S.A.B. de C.V.	3,110,554	100,640,061
		83,540,635	201,444,939
Netherlands 0.82%
539,055	HAL Trust	18,095,972	65,687,114
174,501	Heineken Holding NV	3,986,788	7,510,368
		22,082,760	73,197,482
Panama 0.01%
81,588	Banco Latinoamericano de Exportaciones SA	746,409	1,257,271
Singapore 2.13%
23,192,830	Haw Par Corporation Limited (b)	76,875,317	107,765,208
15,292,100	Singapore Airport Terminal Services Limited	16,599,926	33,694,758
5,640,520	Fraser and Neave Limited	6,680,505	27,211,600
17,725,525	ComfortDelgro Corporation Limited	7,149,142	20,282,019
		107,304,890	188,953,585
South Africa 2.21%
9,398,560	Gold Fields Limited, ADR	126,216,156	148,215,291
4,135,680	Harmony Gold Mining Company Limited, ADR	41,206,086	47,725,747
		167,422,242	195,941,038
South Korea 2.38%
1,264,443	KT&G Corporation	69,651,327	77,647,644
35,325	Lotte Confectionery Company Limited	12,445,892	38,613,419
162,430	Nong Shim Company Limited	39,544,363	29,880,480
948,330	Fursys, Inc. (b)	11,511,219	23,808,329
119,080	Pacific Corporation	18,151,496	18,678,178
22,950	Namyang Dairy Products Company Limited	4,912,653	12,604,399

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 71.37% — (continued)
South Korea 2.38% — (continued)
1,182,040	Dong Ah Tire & Rubber Company Limited	$5,161,358	$9,737,846
91,653	Sam-A Pharm Company Limited	631,033	450,426
		162,009,341	211,420,721
Spain 0.04%
73,627	Red Electrica Corporation SA	3,673,446	3,696,810
Switzerland 4.49%
2,196,591	Pargesa Holding SA	115,479,876	174,275,911
1,979,050	Nestlé SA	43,022,727	108,432,829
164,816	Rieter Holding AG (a)	28,754,528	47,748,473
288,248	Kuehne & Nagel International AG	8,440,073	35,659,244
792	Lindt & Spruengli AG	5,105,206	22,743,583
35,000	Edipresse SA	11,616,314	9,499,365
		212,418,724	398,359,405
Taiwan 0.52%
20,184,980	Taiwan Secom Company Limited	32,105,415	36,188,802
13,102,028	Taiwan Sogo Shin Kong Security Company Limited	11,831,241	10,076,344
		43,936,656	46,265,146
Thailand 1.76%
410,911,885	Thai Beverage PCL	70,309,860	88,952,281
12,798,059	Bangkok Bank PCL NVDR	41,144,787	63,606,097
250,000	OHTL PCL (c)	1,152,073	4,019,346
		112,606,720	156,577,724
Turkey 0.01%
90,562	Yazicilar Holding AS	633,290	707,294
United Kingdom 1.27%
978,218	Anglo American PLC	22,102,753	45,588,490
3,013,942	Berkeley Group Holdings PLC (a)	36,592,424	40,645,659
903,348	Spirax-Sarco Engineering PLC	4,890,943	26,188,993
		63,586,120	112,423,142
Total International Common Stocks		4,888,064,552	6,334,146,956
U.S. Common Stock — 0.90%
Materials 0.90%
1,303,683	Newmont Mining Corporation	38,527,905	79,355,184
Total Common Stocks		4,926,592,457	6,413,502,140

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Investment Company — 0.08%
34,500	Third Avenue Global Value Fund, L.P. (a)(c)(e)	$3,450,000	$7,157,976
International Preferred Stocks — 1.91%
Canada 0.09%
822,828	Postmedia Network (c)(d)(e)	5,591,396	8,074,858
Germany 0.72%
581,442	Hornbach Holding AG	39,598,447	63,734,651
South Korea 1.10%
187,919	Samsung Electronics Company Limited	23,793,009	92,352,106
27,183	Namyang Dairy Products Company Limited	387,444	5,809,830
		24,180,453	98,161,936
Total International Preferred Stocksq		69,370,296	169,971,445
OUNCES
Commodity — 7.36%
481,210	Gold bullion (a)	240,147,323	653,362,789
PRINCIPAL AMOUNT
International Bonds — 2.62%
International Corporate Bonds — 0.94%
Canada 0.67%
47,142,000 USD	Catalyst Paper Corporation 7.375% due 03/01/14 (c)	41,603,969	28,520,910
34,110,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (c)(g)	30,433,941	30,784,275
		72,037,910	59,305,185
France 0.27%
10,000,000 EUR	Emin Leydier SA FRN 6.16% due 07/31/16 (c)(d)(e)	14,273,396	13,910,508
8,000,000 EUR	FINEL 9.50% due 06/30/17 (c)(d)(e)	9,649,600	5,564,203
1,697,000 USD	Legrand SA 8.50% due 02/15/25 (c)	1,741,375	2,042,834
1,950,000 EUR	Wendel 4.875% due 09/21/15 (h)	1,541,356	2,658,298
		27,205,727	24,175,843

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 0.94% — (continued)
Ireland 0.00%
22,300,000 EUR	Waterford Wedgwood PLC 9.875% due 12/01/10 (a)(c)(d)(g)(i)	$27,682,258	$—
Total International Corporate Bonds		126,925,895	83,481,028
International Government Bonds — 1.68%
France 0.26%
15,618,295 EUR	France Government Bond OAT 3.00% due 07/25/12 (j)	19,223,456	23,132,199
Hong Kong 0.11%
74,900,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	9,675,196	9,676,178
Singapore 0.87%
50,000,000 SGD	Singapore Government Bond 3.125% due 02/01/11	36,689,102	38,931,656
48,254,000 SGD	Singapore Government Bond 3.625% due 07/01/11	35,201,279	38,121,275
		71,890,381	77,052,931
Taiwan 0.44%
582,300,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	18,049,842	19,550,098
574,500,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	18,660,872	19,581,010
		36,710,714	39,131,108
Total International Government Bonds		137,499,747	148,992,416
Total International Bonds		264,425,642	232,473,444
Commercial Paper — 16.60%
International Commercial Paper — 11.83%
France 3.10%
12,000,000 USD	Air Liquide SA 0.30% due 12/15/10	11,995,600	11,995,600
2,000,000 USD	Air Liquide SA 0.37% due 11/08/10	1,999,856	1,999,856
15,934,000 USD	GDF Suez SA 0.39% due 01/04/11	15,922,952	15,925,638
10,000,000 USD	GDF Suez SA 0.39% due 01/18/11	9,991,550	9,993,543
7,007,000 USD	GDF Suez SA 0.39% due 01/19/11	7,001,003	7,002,420

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 11.83% — (continued)
France 3.10% — (continued)
20,000,000 USD	GDF Suez SA 0.39% due 01/24/11	$19,981,800	$19,986,032
55,000,000 USD	GDF Suez SA 0.396% due 01/07/11	54,960,079	54,969,733
50,000,000 USD	Sanofi-Aventis SA 0.20% due 12/01/10	49,991,667	49,991,667
25,000,000 USD	Total SA 0.28% due 11/09/10	24,998,445	24,998,444
25,000,000 USD	Électricité de France 0.22% due 11/30/10	24,995,570	24,995,569
44,145,000 USD	Électricité de France 0.24% due 01/11/11	44,124,105	44,119,140
9,053,000 USD	Électricité de France 0.25% due 01/11/11	9,048,536	9,047,697
Italy 1.13%
15,000,000 USD	Eni S.p.A 0.28% due 01/14/11	14,991,367	14,990,825
50,000,000 USD	Eni S.p.A 0.32% due 03/07/11	49,944,000	49,942,845
25,000,000 USD	Eni S.p.A. 0.31% due 03/29/11	24,968,139	24,964,242
10,546,000 USD	Eni S.p.A. 0.40% due 01/28/11	10,535,688	10,538,242
Japan 5.38%
24,000,000 USD	Mitsubishi Company 0.22% due 01/13/11	23,988,320	23,985,559
17,500,000 USD	Mitsubishi Company 0.23% due 11/10/10	17,498,994	17,498,994
21,144,000 USD	Mitsubishi Company 0.35% due 11/08/10	21,142,561	21,142,561
50,000,000 USD	Mitsui & Company, Limited 0.24% due 01/12/11	49,976,000	49,970,315
25,000,000 USD	Mitsui & Company, Limited 0.27% due 02/08/11	24,981,437	24,978,892
38,000,000 USD	Mitsui & Company, Limited 0.27% due 02/22/11	37,967,795	37,962,410
25,000,000 USD	Panasonic Corporation 0.37% due 03/18/11	24,964,799	24,967,918
10,000,000 USD	Panasonic Corporation 0.42% due 01/20/11	9,990,667	9,993,360
17,582,000 USD	Panasonic Corporation 0.43% due 01/05/11	17,568,349	17,572,601

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 11.83% — (continued)
Japan 5.38% — (continued)
43,000,000 USD	Panasonic Corporation 0.48% due 02/07/11	$42,943,813	$42,964,172
12,000,000 USD	Panasonic Corporation 0.54% due 01/05/11	11,988,300	11,993,585
23,890,000 USD	Sumitomo Corporation 0.26% due 01/28/11	23,874,817	23,872,427
30,000,000 USD	Sumitomo Corporation 0.27% due 12/13/10	29,990,550	29,990,550
50,000,000 USD	Sumitomo Corporation 0.30% due 03/08/11	49,947,083	49,942,220
4,234,000 USD	Sumitomo Corporation 0.42% due 12/09/10	4,232,123	4,232,123
40,000,000 USD	Toyota Motor Credit Corporation 0.22% due 01/25/11	39,979,222	39,972,720
46,533,000 USD	Toyota Motor Credit Corporation 0.31% due 02/22/11	46,487,721	46,487,118
Switzerland 2.22%
23,306,000 USD	Nestlé Capital Corporation 0.20% due 01/10/11	23,296,936	23,296,076
12,362,000 USD	Nestlé Capital Corporation 0.22% due 01/14/11	12,356,410	12,356,447
48,000,000 USD	Nestlé Capital Corporation 0.23% due 02/02/11	47,971,480	47,972,606
20,000,000 USD	Nestlé Capital Corporation 0.25% due 12/01/10	19,995,833	19,995,833
23,098,000 USD	Novartis Capital Corporation 0.24% due 12/20/10	23,090,455	23,090,455
8,993,000 USD	Novartis Capital Corporation 0.26% due 12/03/10	8,990,922	8,990,922
10,031,000 USD	Novartis Capital Corporation 0.27% due 01/03/11	10,026,260	10,026,366
20,838,000 USD	Novartis Capital Corporation 0.29% due 01/03/11	20,827,425	20,828,373
30,000,000 USD	Novartis Capital Corporation 0.29% due 01/10/11	29,983,083	29,984,547
Total International Commercial Paper		1,049,511,712	1,049,530,643
U.S. Commercial Paper — 4.77%
$6,406,000	Abbott Laboratories 0.20% due 01/18/11	6,403,224	6,402,973
24,000,000	Avery Dennison Corporation 0.32% due 11/01/10	24,000,000	24,000,000
4,935,000	Bemis Company, Inc. 0.26% due 11/01/10	4,935,000	4,935,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 4.77% — (continued)
$20,000,000	Coca-Cola Company 0.21% due 11/22/10	$19,997,550	$19,997,550
4,285,000	ConocoPhillips 0.24% due 12/28/10	4,283,372	4,283,372
20,000,000	ConocoPhillips 0.25% due 11/17/10	19,997,778	19,997,778
7,000,000	ConocoPhillips 0.25% due 12/09/10	6,998,153	6,998,153
34,048,000	ConocoPhillips 0.25% due 12/16/10	34,037,360	34,037,360
11,250,000	Google, Inc. 0.20% due 01/24/11	11,244,750	11,242,958
4,000,000	Honeywell International, Inc. 0.33% due 12/06/10	3,998,716	3,998,717
16,000,000	ITT Corporation 0.52% due 11/10/10	15,997,920	15,997,920
5,000,000	NYSE Euronext 0.26% due 11/01/10	5,000,000	5,000,000
15,000,000	NYSE Euronext 0.29% due 11/16/10	14,998,187	14,998,187
60,000,000	PepsiCo, Inc. 0.18% due 11/24/10	59,993,100	59,993,100
35,000,000	Philip Morris International, Inc. 0.19% due 11/01/10	35,000,000	35,000,000
17,624,000	Philip Morris International, Inc. 0.21% due 12/02/10	17,620,813	17,620,813
19,947,000	Proctor & Gamble Company 0.20% due 11/18/10	19,945,116	19,945,116
22,161,000	Proctor & Gamble Company 0.23% due 04/07/11	22,138,771	22,133,423
13,422,000	Sara Lee Corporation 0.26% due 11/16/10	13,420,546	13,420,546
31,352,000	Sara Lee Corporation 0.27% due 11/03/10	31,351,530	31,351,530
4,933,000	United Technologies Corporation 0.17% due 11/01/10	4,933,000	4,933,000
27,018,000	United Technologies Corporation 0.19% due 11/30/10	27,013,865	27,013,865
20,000,000	Walt Disney Company 0.18% due 11/05/10	19,999,600	19,999,600
Total U.S. Commercial Paper		423,308,351	423,300,961

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 16.60% — (continued)
Total Commercial Paper		$1,472,820,063	$1,472,831,604
Total Investments — 100.84%		$6,976,805,781	8,949,299,398
Liabilities in Excess of Other Assets — (0.84)%			(74,777,060)
Net Assets — 100.00%			$8,874,522,338

  (a)  Non-income producing security/commodity.

  (b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (c)  Security is deemed illiquid. At October 31, 2010, the value of these securities amounted to $140,295,648 or 1.58% of net assets.

  (d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $66,580,241 or 0.75% of net assets.

  (e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2010, the value of these securities amounted to $68,078,368 or 0.77% of net assets.

  (f)  Held through Financiere Bleue, LLC, a wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (g)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (h)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (i)  Issuer is in default.

  (j)  Inflation protected security.

At October 31, 2010, aggregate cost for federal income tax purposes was $7,279,724,385; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,987,849,590
Gross unrealized depreciation	(318,274,577)
Net unrealized appreciation	$1,669,575,013

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA FRN 6.16% due 07/31/16	07/30/09	$14,273,396	$1.39
FINEL 9.50% due 06/30/17	06/22/05	9,649,600	0.70
FINEL	07/14/99	9,152,131	0.07
Fregate	04/30/04	23,101,992	36.35
Postmedia Network	07/13/10	5,591,396	9.81
Third Avenue Global Value Fund, L.P.	06/30/97	3,450,000	207.48

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2010	UNREALIZED APPRECIATION AT OCTOBER 31, 2010	UNREALIZED DEPRECIATION AT OCTOBER 31, 2010
11/17/10	82,282,000	Euro	$103,704,512	$114,438,281	$—	$(10,733,769)
01/19/11	156,334,000	Euro	200,123,153	217,246,428	—	(17,123,275)
02/16/11	109,492,000	Euro	138,903,741	152,085,144	—	(13,181,403)
03/16/11	208,862,000	Euro	281,376,855	290,109,107	—	(8,732,252)
11/17/10	11,740,081,000	Japanese Yen	129,189,337	145,765,999	—	(16,576,662)
01/19/11	9,744,709,000	Japanese Yen	114,287,331	121,070,240	—	(6,782,909)
02/16/11	18,883,983,000	Japanese Yen	224,363,266	234,693,221	—	(10,329,955)
03/16/11	36,016,554,000	Japanese Yen	432,378,371	447,637,229	—	(15,258,858)
11/17/10	210,782,000	Mexican Peso	16,176,669	17,047,032	—	(870,363)
01/19/11	204,825,000	Mexican Peso	15,744,869	16,490,030	—	(745,161)
02/16/11	222,215,000	Mexican Peso	16,881,149	17,849,543	—	(968,394)
03/16/11	574,200,000	Mexican Peso	45,249,449	46,174,144	—	(924,695)
			$1,718,378,702	$1,820,606,398	$—	$(102,227,696)

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT OCTOBER 31, 2010	UNREALIZED APPRECIATION AT OCTOBER 31, 2010	UNREALIZED DEPRECIATION AT OCTOBER 31, 2010
11/17/10	210,782,000	Mexican Peso	$17,056,320	$17,047,032	$—	$(9,288)
01/19/11	204,825,000	Mexican Peso	16,420,154	16,490,030	69,876	—
02/16/11	222,215,000	Mexican Peso	17,786,734	17,849,543	62,809	—
03/16/11	574,200,000	Mexican Peso	46,160,891	46,416,310	255,419	—
			$97,424,099	$97,802,915	$388,104	$(9,288)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2010	VALUE OCTOBER 31, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
AS One Corporation	906,660	379,480	—	1,286,140	$23,551,291	$—	$670,810
Chofu Seisakusho Company Limited	2,022,800	—	—	2,022,800	40,857,798	—	581,859
Deutsche Wohnen AG	6,418,531	—	—	6,418,531	77,606,546	—	—
FINEL	11,593,581	—	—	11,593,581	806,363	—	—
Fregate	900,000	—	4,096	895,904	32,564,460	(4,096)	—
Fuji Seal International, Inc.*	1,687,000	—	1,047,800	639,200	12,926,838	(4,486,210)	300,412
Fursys, Inc.	948,330	—	—	948,330	23,808,329	—	405,993
Gaumont SA*	364,373	—	—	364,373	26,052,674	—	118,927
Gewiss S.p.A.	6,004,580	111,440	—	6,116,020	34,413,625	—	632,653
Haw Par Corporation Limited	23,192,830	—	—	23,192,830	107,765,208	—	3,364,027
Icom, Inc.	861,660	—	—	861,660	23,170,150	—	182,049
Japan Wool Textile Company Limited	6,577,300	—	—	6,577,300	50,381,057	—	1,240,920
Laurent- Perrier	563,378	—	—	563,378	63,470,845	—	427,449
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	17,075,598	—	546,237
Matsumoto Yushi- Seiyaku Company Limited	1,058,246	—	—	1,058,246	21,664,155	—	531,610
Nagaileben Company Limited	775,202	230,470	—	1,005,672	23,821,504	—	673,532
Nissay Dowa General Insurance Company Limited*	20,991,930	—	20,991,930	—	—	—	1,687,246
Nitto Kohki Company Limited	2,832,150	—	—	2,832,150	66,698,803	—	519,912

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

(continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2010	VALUE OCTOBER 31, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Pfeiffer Vacuum Technology AG	915,140	—	19,742	895,398	$85,631,158	$(91,865)	$2,381,652
Robertet SA	236,140	—	196	235,944	34,790,270	(4,465)	484,752
Sansei Yusoki Company Limited	1,223,670	—	—	1,223,670	6,046,191	—	180,973
Shimano, Inc.	5,055,070	—	168,200	4,886,870	243,888,484	2,743,574	3,062,437
Shingakukai Company Limited	1,424,100	—	—	1,424,100	4,490,644	—	71,540
Sucrière de Pithiviers- Le-Vieil	39,143	—	—	39,143	38,116,020	—	1,331,977
T. Hasegawa Company Limited	3,452,591	—	—	3,452,591	54,049,873	—	920,737
Tasman Farms Limited*	5,750,000	718,750	6,468,750	—	—	3,329,438	—
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	23,013,568	—	458,607
Total					$1,136,661,452	$1,486,376	$20,776,311

*   Not an affiliated issuer as of October 31, 2010.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.52%
Consumer Staples	8.07
Energy	3.28
Financials	10.14
Health Care	4.97
Industrials	18.15
Information Technology	5.17
Materials	9.22
Telecommunication Services	0.81
Utilities	0.04
Total International Common Stocks	71.37

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Common Stock
Materials	0.90%
Total U.S. Common Stock	0.90
Investment Company	0.08
International Preferred Stocks
Consumer Discretionary	0.72
Consumer Staples	0.06
Energy	0.09
Information Technology	1.04
Total International Preferred Stocks	1.91
Commodity	7.36
International Bonds
Financials	0.09
Government Issues	1.68
Industrials	0.02
Materials	0.83
Total International Bonds	2.62
Commercial Paper
International Commercial Paper	11.83
U.S. Commercial Paper	4.77
Total Commercial Paper	16.60
Total Investments	100.84%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

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Fund Overview | Data as of October 31, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (09-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales charge	13.64%	5.25%	9.06%
with sales charge	7.95	4.17	8.45
Standard & Poor's 500 Index	16.52	1.73	2.42
Consumer Price Index	1.17	1.89	2.30

Asset Allocation

Sector/Industry
Consumer Discretionary	15.89%
Financials	10.76
Information Technology	10.11
Materials	9.62
Energy	8.12
Industrials	7.94
Commodity (Gold Bullion)	5.37
Health Care	4.87
Utilities	3.02
Government Issues	2.93
Consumer Staples	1.77
Telecommunication Services	1.11
Investment Company	0.66
Warrant	0.49

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings
Gold Bullion (precious metal)	5.37%
U.S. Treasury Inflation Indexed Bond 1.875% due 07/15/13 (U.S. Treasury Bond)	2.62
ConocoPhillips (U.S. energy company)	2.49
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	2.37
Cintas Corporation (U.S. uniform designer and manufacturer)	2.37
Home Depot, Inc. (U.S. home improvement retailer)	2.15
Microsoft Corporation (U.S. software developer)	2.09
American Express Company (U.S. credit card and travel services company)	2.08
Sanofi-Aventis SA, ADR (French health care company)	1.99
Linear Technology Corporation (U.S. technology company)	1.91
Total	25.44%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 68.07%
U.S. Common Stocks — 62.61%
Consumer Discretionary 13.48%
1,626,946	Comcast Corporation, Class 'A'	$25,954,315	$31,448,866
1,143,570	Cintas Corporation	34,510,670	31,413,868
923,950	Home Depot, Inc.	21,860,523	28,531,576
573,750	Omnicom Group, Inc.	17,421,015	25,222,050
310,834	Wal-Mart Stores, Inc.	14,497,317	16,837,878
315,930	Weight Watchers International, Inc.	8,711,129	10,580,496
344,770	Ascent Media Corporation (a)	8,045,252	9,391,535
197,022	Unifirst Corporation	5,132,780	9,068,923
339,640	International Speedway Corporation, Class 'A'	13,364,563	7,757,377
144,110	Copart, Inc. (a)	4,002,002	4,879,564
62,900	Costco Wholesale Corporation	2,566,072	3,948,233
590	St. John Knits International, Inc. (a)(b)	18,290	2,360
		156,083,928	179,082,726
Consumer Staples 1.46%
121,240	Lorillard, Inc.	8,919,116	10,346,621
307,730	Sysco Corporation	8,477,601	9,065,726
		17,396,717	19,412,347
Energy 7.70%
557,548	ConocoPhillips	26,191,328	33,118,351
525,360	Helmerich & Payne, Inc.	13,540,310	22,474,901
207,750	Apache Corporation	14,255,770	20,986,905
151,380	Murphy Oil Corporation	7,658,742	9,863,921
352,139	San Juan Basin Royalty Trust	10,234,184	8,630,927
76,371	SEACOR Holdings, Inc. (a)	5,628,763	7,236,152
		77,509,097	102,311,157
Financials 9.29%
665,890	American Express Company	19,687,007	27,607,799
740,550	Cincinnati Financial Corporation	18,837,675	21,801,792
145	Berkshire Hathaway, Inc., Class 'A' (a)	11,905,798	17,298,500
539,064	Bank of New York Mellon Corporation	13,654,180	13,508,944
43,038	Alleghany Corporation (a)	12,408,289	12,932,058
453,934	WR Berkley Corporation	12,168,803	12,492,264
42,920	Mastercard, Inc., Class 'A'	8,672,405	10,303,375
174,420	Mercury General Corporation	7,908,811	7,409,362
		105,242,968	123,354,094

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 62.61% — (continued)
Health Care 2.88%
296,570	Johnson & Johnson	$17,865,833	$18,882,612
309,780	WellPoint, Inc. (a)	14,454,331	16,833,445
79,310	DENTSPLY International, Inc.	1,696,098	2,489,541
		34,016,262	38,205,598
Industrials 7.53%
284,660	3M Company	18,692,378	23,974,065
278,250	Alliant Techsystems, Inc. (a)	23,797,215	21,213,780
1,239,695	Blount International, Inc. (a)	13,695,961	18,595,425
317,471	Automatic Data Processing, Inc.	11,701,372	14,102,062
436,890	Rofin-Sinar Technologies, Inc. (a)	10,033,657	12,202,338
138,695	Lockheed Martin Corporation	9,821,563	9,887,566
		87,742,146	99,975,236
Information Technology 8.52%
1,042,425	Microsoft Corporation	24,142,039	27,770,202
785,560	Linear Technology Corporation	20,156,649	25,318,599
1,080,704	Intel Corporation	18,738,138	21,689,729
408,533	KLA-Tencor Corporation	11,815,947	14,592,799
449,730	Texas Instruments, Inc.	11,019,620	13,298,516
732,835	Dell, Inc. (a)	10,250,899	10,538,167
		96,123,292	113,208,012
Materials 7.95%
1,527,419	Weyerhaeuser Company	36,340,506	24,774,736
341,112	Newmont Mining Corporation	14,660,921	20,763,488
373,700	Rayonier, Inc., REIT	12,134,905	19,507,140
359,372	Vulcan Materials Company	16,857,178	13,120,672
162,380	Martin Marietta Materials, Inc.	14,536,887	13,068,342
260,137	Plum Creek Timber Company, Inc., REIT	8,483,183	9,583,447
101,150	Deltic Timber Corporation	4,802,970	4,721,682
		107,816,550	105,539,507
Telecommunication Services 1.11%
447,750	Cisco Systems, Inc. (a)	8,121,295	10,222,133
266,409	USA Mobility, Inc.	2,635,329	4,483,663
		10,756,624	14,705,796
Utilities 2.69%
501,664	FirstEnergy Corporation	18,598,685	18,220,437
377,691	Allegheny Energy, Inc.	8,606,371	8,762,431

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 62.61% — (continued)
Utilities 2.69% — (continued)
236,150	IDACorporation, Inc.	$7,470,208	$8,690,320
		34,675,264	35,673,188
Total U.S. Common Stocks		727,362,848	831,467,661
International Common Stocks — 5.46%
Canada 1.41%
379,197	Franco-Nevada Corporation	7,074,309	13,091,414
244,199	Penn West Energy Trust	4,630,169	5,567,737
		11,704,478	18,659,151
France 1.99%
754,462	Sanofi-Aventis SA, ADR	28,866,657	26,489,161
United Kingdom 2.06%
496,990	Amdocs Limited (a)	11,894,360	15,247,653
380,565	Willis Group Holdings PLC	9,363,653	12,101,967
		21,258,013	27,349,620
Total International Common Stocks		61,829,148	72,497,932
Total Common Stocks		789,191,996	903,965,593
U.S. Preferred Stocks — 0.62%
Consumer Staples 0.29%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(c)(d)	2,542,171	3,901,937
Utilities 0.33%
88,100	Calenergy Capital Trust III 6.50% (b)(e)(f)	3,778,987	4,327,912
Total U.S. Preferred Stocks		6,321,158	8,229,849
Investment Company — 0.66%
292,960	PowerShares DB Agriculture Fund, ETF (a)	7,191,808	8,703,841
Warrant — 0.49%
United States 0.49%
508,989	JPMorgan Chase & Co. Warrant exp 10/28/18 (a)	6,606,370	6,489,610

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 5.37%
52,516	Gold bullion (a)	$34,140,381	$71,303,803
PRINCIPAL AMOUNT
Bonds — 7.45%
International Corporate Bond — 0.68%
Canada 0.68%
10,000,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(g)	8,662,971	9,025,000
U.S. Bonds — 6.77%
Corporate Bonds 3.28%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	515,568	553,647
250,000	Elizabeth Arden, Inc. 7.75% due 01/15/14	250,000	254,688
5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	4,725,488	5,437,250
2,000,000	Pulte Homes, Inc. 6.25% due 02/15/13	1,885,635	2,140,000
3,800,000	Sanmina-SCI Corporation 6.75% due 03/01/13	3,529,938	3,852,250
2,000,000	Sanmina-SCI Corporation 8.125% due 03/01/16	1,802,185	2,065,000
10,169,000	Sealy Mattress Company 8.25% due 06/15/14	7,627,718	10,346,957
5,424,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 02/15/15	5,493,215	5,661,300
12,697,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 02/15/17	12,692,684	13,300,107
		38,522,431	43,611,199
Government Obligations 2.93%
32,448,507	United States Treasury Inflation Indexed Bond 1.875% due 07/15/13 (h)	31,470,940	34,732,590
4,113,364	United States Treasury Inflation Indexed Bond 2.375% due 04/15/11 (h)	4,133,694	4,160,927
		35,604,634	38,893,517

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

U.S. Value Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds — 6.77% — (continued)
Convertible Bond 0.56%
$6,808,000	Boston Properties L.P. 3.625% due 02/15/14 (g)(i)	$5,377,842	$7,395,190
Total U.S. Bonds		79,504,907	89,899,906
Total Bonds		88,167,878	98,924,906
U.S. Treasury Bills — 3.39%
15,000,000	U.S. Treasury Bill 0.15% due 11/18/10	14,998,973	14,998,973
15,000,000	U.S. Treasury Bill 0.15% due 12/16/10	14,997,281	14,997,281
15,000,000	U.S. Treasury Bill 0.12% due 01/20/11	14,996,000	14,996,595
Total U.S. Treasury Bills		44,992,254	44,992,849
U.S. Commercial Paper — 13.70%
7,000,000	Abbott Laboratories 0.18% due 11/08/10	6,999,755	6,999,755
6,500,000	Abbott Laboratories 0.22% due 11/01/10	6,500,000	6,500,000
5,110,000	Avery Dennison Corporation 0.32% due 11/01/10	5,110,000	5,110,000
4,000,000	Caterpillar Financial Services Corporation 0.23% due 11/09/10	3,999,796	3,999,796
4,000,000	Caterpillar Financial Services Corporation 0.24% due 12/16/10	3,998,800	3,998,800
1,466,000	Coca-Cola Company 0.23% due 04/15/11	1,464,455	1,463,879
3,000,000	Coca-Cola Company 0.24% due 12/20/10	2,999,020	2,999,020
2,000,000	Coca-Cola Company 0.24% due 01/18/11	1,998,960	1,998,920
2,000,000	Coca-Cola Company 0.24% due 01/21/11	1,998,920	1,998,880
5,000,000	Coca-Cola Company 0.24% due 02/02/11	4,996,900	4,996,746
1,131,000	ConocoPhillips 0.24% due 12/28/10	1,130,570	1,130,570

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper— 13.70% — (continued)
$6,000,000	ConocoPhillips 0.24% due 01/18/11	$5,996,880	$5,996,760
4,375,000	ConocoPhillips 0.24% due 01/21/11	4,372,637	4,372,550
1,000,000	ConocoPhillips 0.25% due 11/17/10	999,889	999,889
13,000,000	Google, Inc. 0.20% due 01/19/11	12,994,294	12,992,390
13,000,000	H.J. Heinz Company Limited 0.38% due 01/20/11	12,989,022	12,988,611
1,700,000	Honeywell International, Inc. 0.25% due 12/28/10	1,699,327	1,699,327
3,000,000	Honeywell International, Inc. 0.33% due 12/06/10	2,999,037	2,999,037
10,000,000	Honeywell International, Inc. 0.34% due 12/14/10	9,995,939	9,995,939
10,000,000	ITT Corporation 0.52% due 11/10/10	9,998,700	9,998,700
1,510,000	Johnson & Johnson 0.22% due 03/09/11	1,508,819	1,508,637
1,000,000	Johnson & Johnson 0.24% due 12/03/10	999,787	999,787
12,000,000	Johnson & Johnson 0.25% due 05/03/11	11,984,750	11,982,268
10,000,000	Medtronic, Inc. 0.22% due 11/02/10	9,999,939	9,999,939
2,000,000	Medtronic, Inc. 0.23% due 01/12/11	1,999,080	1,998,938
15,000,000	PepsiCo, Inc. 0.18% due 11/30/10	14,997,825	14,997,825
15,279,000	Procter & Gamble Company 0.22% due 01/10/11	15,272,464	15,272,494
12,000,000	Walt Disney Company 0.18% due 01/07/11	11,995,980	11,993,467
10,000,000	WellPoint, Inc. 0.27% due 01/12/11	9,994,600	9,992,083
Total U.S. Commercial Paper		181,996,145	181,985,007
Total Investments — 99.75%		$1,158,607,990	1,324,595,458
Other Assets in Excess of Liabilities — 0.25%			3,343,674
Net Assets — 100.00%			$1,327,939,132

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

U.S. Value Fund

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At October 31, 2010, the value of these securities amounted to $17,810,856 or 1.34% of net assets.

  (c)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $3,901,937 or 0.29% of net assets.

  (d)  This security is convertible until December 31, 2049.

  (e)  This security is subject to a call feature and may be called in full or partially on or anytime after December 27, 2010.

  (f)  This security is convertible until September 1, 2027.

  (g)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (h)  Inflation protected security.

  (i)  This security is convertible until February 15, 2014.

At October 31, 2010, aggregate cost for federal income tax purposes was $1,162,311,976; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$195,570,558
Gross unrealized depreciation	(33,287,076)
Net unrealized appreciation	$162,283,482

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

ETF  — Exchange Traded Fund

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currency

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	13.48%
Consumer Staples	1.46
Energy	7.70
Financials	9.29
Health Care	2.88
Industrials	7.53
Information Technology	8.52
Materials	7.95
Telecommunication Services	1.11
Utilities	2.69
Total U.S. Common Stocks	62.61

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Energy	0.42%
Financials	0.91
Health Care	1.99
Information Technology	1.15
Materials	0.99
Total International Common Stocks	5.46
U.S. Preferred Stocks
Consumer Staples	0.29
Utilities	0.33
Total U.S. Preferred Stocks	0.62
Investment Company	0.66
Warrant	0.49
Commodity	5.37
International Corporate Bond
Materials	0.68
Total International Corporate Bond	0.68
U.S. Bonds
Consumer Discretionary	2.41
Consumer Staples	0.02
Financials	0.56
Government Issues	2.93
Industrials	0.41
Information Technology	0.44
Total U.S. Bonds	6.77

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

U.S. Value Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Treasury Bills	3.39%
U.S. Commercial Paper	13.70
Total Investments	99.75%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

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Fund Overview | Data as of October 31, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales charge	34.73%	21.74%	27.72%
with sales charge	27.99	20.50	27.06
FTSE Gold Mines Index	31.20	15.90	20.28
MSCI World Index	12.74	2.54	1.33
Consumer Price Index	1.17	1.89	2.31

Asset Allocation

Countries
Canada	40.65%
United States	20.66
South Africa	13.23
Australia	10.64
Africa	4.74
Mexico	4.48
United Kingdom	1.45

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings
Gold Bullion (United States)	14.34%
Newcrest Mining Limited (Australia)	7.08
Goldcorp, Inc. (Canada)	5.25
AngloGold Ashanti Limited, ADR (South Africa)	5.07
Barrick Gold Corporation (Canada)	4.55
IAMGOLD Corporation (Canada)	4.52
Kinross Gold Corporation (Canada)	4.44
Newmont Mining Corporation (United States)	3.99
Randgold Resources Limited, ADR (Africa)	3.75
Gold Fields Limited, ADR (South Africa)	3.40
Total	56.39%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Gold Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 81.10%
International Common Stocks — 74.78%
Africa 4.74%
1,282,036	Randgold Resources Limited, ADR	$26,899,630	$120,408,821
11,181,200	Centamin Egypt Limited (a)	13,252,882	31,601,429
		40,152,512	152,010,250
Australia 10.64%
5,802,941	Newcrest Mining Limited	162,807,327	227,444,888
10,790,230	CGA Mining Limited (a)(b)	21,440,352	31,661,224
2,943,481	Kingsgate Consolidated Limited	9,873,862	28,957,743
3,173,890	Independence Group NL	11,667,659	21,791,768
11,590,000	Intrepid Mines Limited (a)	18,791,504	18,814,123
1,875,404	Medusa Mining Limited	8,845,157	10,245,958
1,260,000	Ampella Mining Limited (a)	2,330,956	2,817,786
		235,756,817	341,733,490
Canada 40.54%
3,781,920	Goldcorp, Inc.	129,619,026	168,635,813
3,039,934	Barrick Gold Corporation	112,260,099	146,190,426
7,950,072	IAMGOLD Corporation	61,682,586	145,192,188
7,940,932	Kinross Gold Corporation	118,086,094	142,539,729
1,147,613	Agnico-Eagle Mines Limited	66,416,604	89,083,600
9,800,251	New Gold, Inc. (a)(b)	20,667,331	72,612,262
1,925,863	Franco-Nevada Corporation	42,740,626	66,488,577
2,187,940	Detour Gold Corporation (a)(b)	53,759,761	63,963,428
5,096,669	Yamana Gold, Inc.	47,732,295	56,118,377
8,508,090	Gabriel Resources Limited (a)	50,726,920	52,685,032
6,233,120	Anatolia Minerals Development Limited (a)(b)	23,210,063	46,121,418
3,288,490	European Goldfields Limited (a)	8,840,193	44,470,454
3,032,840	Osisko Mining Corporation (a)(b)	22,809,476	42,084,747
3,370,534	Minefinders Corporation (a)(c)	23,427,957	29,636,884
4,241,350	Aurizon Mines Limited (a)	5,870,851	28,386,660
9,844,788	Northgate Minerals Corporation (a)	29,035,405	27,762,302
3,869,096	Dundee Precious Metals, Inc. (a)(b)	15,087,219	22,971,571
1,246,650	Eldorado Gold Corporation	15,124,040	21,128,210
4,001,370	Lake Shore Gold Corporation (a)	13,664,512	13,586,595
1,668,500	Primero Mining Corporation (a)(b)	9,087,088	9,660,599
750,000	Bear Creek Mining Corporation (a)	4,718,836	5,785,083

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Consolidated Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.78% — (continued)
Canada 40.54% — (continued)
951,880	Richmont Mines, Inc. (a)	$2,489,286	$4,493,173
1,000,000	Platinum Group Metal Limited	2,006,656	1,982,336
		879,062,924	1,301,579,464
Mexico 4.48%
4,197,841	Fresnillo PLC	16,620,434	84,093,253
2,109,555	Industrias Peñoles S.A.B. de C.V.	10,573,599	59,760,465
		27,194,033	143,853,718
South Africa 12.93%
3,454,079	AngloGold Ashanti Limited, ADR	124,847,639	162,721,662
6,921,044	Gold Fields Limited, ADR	93,344,394	109,144,864
9,151,083	Harmony Gold Mining Company Limited, ADR	97,065,210	105,603,498
13,396,500	Great Basin Gold Limited (a)	18,774,905	37,599,597
		334,032,148	415,069,621
United Kingdom 1.45%
1,600,000	Vallar PLC (a)	24,085,667	23,526,169
416,864	Anglo American PLC	19,462,003	19,427,367
2,000,000	Cluff Gold PLC (a)	3,198,911	3,653,928
		46,746,581	46,607,464
Total International Common Stocks		1,562,945,015	2,400,854,007
U.S. Common Stocks — 6.32%
Materials 6.32%
2,106,127	Newmont Mining Corporation	91,765,641	128,199,950
1,509,401	Royal Gold, Inc.	37,197,132	74,730,444
Total U.S. Common Stocks		128,962,773	202,930,394
Total Common Stocks		1,691,907,788	2,603,784,401
Investment Company — 0.01%
398,463	State Street Institutional U.S. Government Money Market Fund, Institutional Class	398,463	398,463
International Preferred Stock — 0.20%
South Africa 0.20%
120,000	AngloGold Ashanti Limited 6.00% (d)	6,000,000	6,510,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Gold Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Warrants — 0.11%
Canada — 0.11%
650,000	Dundee Precious Metals, Inc. Warrants exp 11/20/15 (a)(b)	$—	$2,360,157
666,680	Primero Mining Corporation Warrants exp 07/15/20 (a)(b)	558,606	1,229,989
		558,606	3,590,146
Total Warrants		558,606	3,590,146
OUNCES
Commodity — 14.34%
338,964	Gold bullion (a)	169,482,647	460,228,945
PRINCIPAL AMOUNT
International Convertible Bond — 0.10%
South Africa 0.10%
$2,000,000 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (b)(e)	1,900,057	3,026,496
Commercial Paper — 5.10%
International Commercial Paper — 1.60%
France 0.03%
859,000 USD	GDF Suez SA 0.38% due 12/03/10	858,710	858,710
Italy 0.12%
4,000,000 USD	Eni S.p.A 0.28% due 01/14/11	3,997,698	3,997,553
Japan 0.63%
8,325,000 USD	Panasonic Corporation 0.36% due 12/01/10	8,322,502	8,322,503
11,939,000 USD	Panasonic Corporation 0.55% due 01/07/11	11,926,779	11,932,430
Switzerland 0.82%
17,200,000 USD	Nestlé Capital Corporation 0.18% due 11/08/10	17,199,398	17,199,398
9,162,000 USD	Novartis Capital Corporation 0.29% due 01/03/11	9,157,350	9,157,767
Total International Commercial Paper		51,462,437	51,468,361

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Consolidated Schedule of Investments | Year Ended October 31, 2010

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 3.50%
$25,000,000	Avery Dennison Corporation 0.32% due 11/01/10	$25,000,000	$25,000,000
6,000,000	Caterpillar Financial Services Corporation 0.23% due 11/09/10	5,999,693	5,999,693
2,496,000	ConocoPhillips 0.24% due 12/28/10	2,495,052	2,495,052
10,000,000	Medtronic, Inc. 0.23% due 01/07/11	9,995,719	9,995,081
12,907,000	NYSE Euronext 0.29% due 11/16/10	12,905,440	12,905,440
15,000,000	Philip Morris International, Inc. 0.19% due 11/01/10	15,000,000	15,000,000
4,149,000	Philip Morris International, Inc. 0.21% due 12/02/10	4,148,250	4,148,250
14,814,000	Procter & Gamble Company 0.23% due 04/07/11	14,799,141	14,795,565
11,823,000	Sara Lee Corporation 0.27% due 11/03/10	11,822,823	11,822,823
10,067,000	United Technologies Corporation 0.17% due 11/01/10	10,067,000	10,067,000
Total U.S. Commercial Paper		112,233,118	112,228,904
Total Commercial Paper		163,695,555	163,697,265
Total Investments — 100.96%		$2,033,943,116	3,241,235,716
Liabilities in Excess of Other Assets — (0.96)%			(30,747,758)
Net Assets — 100.00%			$3,210,487,958

  (a)  Non-income producing security/commodity.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  This security is convertible until September 15, 2013.

  (e)  This security is convertible until November 30, 2014.

At October 31, 2010, aggregate cost for federal income tax purposes was $2,165,793,357; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,077,416,192
Gross unrealized depreciation	(1,973,833)
Net unrealized appreciation	$1,075,442,359

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

NYSE  — New York Stock Exchange

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Gold Fund

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2009	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2010	MARKET VALUE OCTOBER 31, 2010	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Minefinders Corporation	3,955,534	—	585,000	3,370,534	$29,636,884	$(573,344)	$—
Richmont Mines, Inc.*	1,787,980	—	836,100	951,880	4,493,173	501,840	—
Total					$34,130,057	$(71,504)	$—

*   Not an affiliated issue as of October 31, 2010.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	74.78%
Total International Common Stocks	74.78
U.S. Common Stocks
Materials	6.32
Total U.S. Common Stocks	6.32
Investment Company	0.01
International Preferred Stock
Materials	0.20
Total International Preferred Stock	0.20
Warrants	0.11
Commodity	14.34
International Convertible Bond
Materials	0.10
Total International Convertible Bond	0.10
Commercial Paper
International Commercial Paper	1.60
U.S. Commercial Paper	3.50
Total Commercial Paper	5.10
Total Investments	100.96%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Management's Discussion of Fund Performance

Harold Levy

First Eagle Fund of America Class Y increased 24.5% for the year ended October 31, 2010 versus an increase of 16.5% for the S&P 500 Index. The five largest contributors to the performance were Valeant Pharmaceuticals International, Eastman Chemical Company, DIRECTV, Ball Corporation and Precision Castparts Corporation, collectively accounting for 11.4% of the Fund's performance. The five largest detractors were Symantec Corporation, Dean Foods Company, DynCorp International Inc., Celera Corporation and PDL BioPharma Inc., collectively subtracting 1.4% from the Fund's performance.

The world continues to spin about in a way that makes it difficult to have any confidence in the conclusion reached whether in economic, political or geopolitical terms. In economics, our Federal Reserve has a stated policy of driving inflation higher—read that as attacking the value of your savings. Our federal budget deficits are at extraordinary levels and the national motivation to do something about that seems to reside only outside of Washington D.C. Despite the deficits and the quantitative easing, unemployment is high and growth is low. Commodities have become the real currency of the world as faith in fiat currency weakens.

In politics, the country has in no uncertain terms repudiated the policies of the last two years by electing a very different House of Representatives after doing the same thing two years ago with the Presidency. The message seems clear — we don't like where we were or where we are and probably won't like where we will be.

Iran, despite overt and covert attempts to derail, is racing toward nuclear capability, while North Korea has proven that coddling dictators usually leads to bigger trouble down the road. American leadership of the world seems like a distant memory, and those aspiring to take its place are not to be confused with Jeffersonian democrats. All in all, not a pretty picture.

But wait, corporate profits are great, interest rates are low, valuations are reasonable and merger and acquisition activity is accelerating. Not so bad for equities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Management's Discussion of Fund Performance (continued)

This is the dichotomy we face: a world which looks from almost all angles more treacherous, more uncertain and at any rate different than recent history. But it is also one where equities in general and what we own in particular look very interesting.

We believe our discipline of investing in strategic businesses with improving balance sheets and significant free cash flow yields will over time overcome the heightened anxiety most investors feel today and will accomplish the mission of growing the value in real terms of our assets.

We thank you for your continued confidence.

Harold Levy

Portfolio Manager

December 2010

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Fund of America

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. As of September 1, 2005, Class Y Shares are closed to new accounts. Class Y shares are offered without sales charge. The portfolio is actively managed and holdings can change at any time. Current and future portfolio holdings are subject to risk.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities. Selling covered call options generates fee income ("premiums") from parties buying the options. When the security underlying a covered call option appreciates in value sufficiently, the Fund may be required to deliver securities or cash to the buyer of the option. Results from options trading are further described in the financial statements that follow this commentary. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

The commentary represents the opinion of Harold Levy as of December 2010 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund Overview | Data as of October 31, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in U.S. stocks and, to a lesser extent, in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	24.47%	6.37%	7.27%
Standard & Poor's 500 Index	16.52	1.73	-0.02

Asset Allocation

Sector/Industry*
Materials	24.67%
Health Care	20.71
Information Technology	16.31
Energy	12.22
Industrials	12.08
Consumer Discretionary	4.65
Investment Company	4.46
Consumer Staples	1.10
Telecommunication Services	0.53

* percentages exclude option positions

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. Class Y shares are offered without a sales charge.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

Top 10 Holdings
Eastman Chemical Company (chemicals company)	5.76%
Baxter International, Inc. (health technology company)	4.93
Valeant Pharmaceuticals International (pharmaceuticals company)	4.76
Computer Sciences Corporation (information technology company)	4.75
Ball Corporation (containers and packaging manufacturer)	4.75
SPDR Gold Trust (exchange traded fund)	4.46
General Dynamics Corporation (aerospace and defense manufacturer)	4.04
Devon Energy Corporation (energy company)	3.59
Crown Holdings, Inc. (containers and packaging company)	3.43
Precision Castparts Corporation (metal components manufacturer)	3.30
Total	43.77%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 92.27%
U.S. Common Stocks — 85.42%
Consumer Discretionary 4.65%
132,500	AutoZone, Inc. (a)(b)	$22,982,240	$31,485,975
231,100	Sherwin-Williams Company (b)	13,378,771	16,863,367
95,800	Wyndham Worldwide Corporation (b)	2,736,048	2,754,250
		39,097,059	51,103,592
Consumer Staples 1.10%
845,640	Sara Lee Corporation (b)	10,909,636	12,118,021
Energy 9.48%
606,800	Devon Energy Corporation (b)	43,331,653	39,454,136
972,690	Dresser-Rand Group, Inc. (a)(b)	21,696,762	33,285,452
667,000	Exterran Holdings, Inc. (a)(b)	17,565,111	16,788,390
503,565	Atlas Energy, Inc. (a)	17,793,071	14,663,813
		100,386,597	104,191,791
Health Care 20.71%
1,064,150	Baxter International, Inc. (b)	55,089,529	54,165,235
1,894,032	Valeant Pharmaceuticals International (b)	16,168,654	52,294,223
471,410	Amgen, Inc. (a)(b)	25,185,635	26,959,938
333,230	Chemed Corporation	13,021,388	19,640,576
3,552,140	PDL BioPharma, Inc. (b)	23,541,594	18,577,692
673,030	Health Net, Inc. (a)(b)	14,756,737	18,097,777
1,213,387	Enzon Pharmaceuticals, Inc. (a)	10,244,912	13,650,604
467,700	Omnicare, Inc. (b)	10,824,904	11,280,924
326,710	Theravance, Inc. (a)	4,627,507	6,658,350
1,121,650	Celera Corporation (a)	7,910,176	6,393,405
		181,371,036	227,718,724
Industrials 10.86%
651,390	General Dynamics Corporation (b)	37,711,452	44,372,687
265,400	Precision Castparts Corporation (b)	23,605,640	36,248,332
788,700	Owens Corning, Inc. (a)(b)	17,980,061	21,326,448
198,400	Raytheon Company (b)	9,847,724	9,142,272
137,340	Rockwell Collins, Inc. (b)	6,443,125	8,310,443
		95,588,002	119,400,182
Information Technology 13.42%
1,064,460	Computer Sciences Corporation (b)	51,626,050	52,211,763
2,433,340	Atmel Corporation (a)(b)	10,222,357	21,559,392
597,920	Agilent Technologies, Inc. (a)(b)	15,618,935	20,807,616

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 85.42% — (continued)
Information Technology 13.42% — (continued)
738,020	AOL, Inc. (a)(b)	$18,205,228	$19,690,373
1,076,160	Nvidia Corporation (a)	14,400,894	12,946,205
725,100	Seagate Technology (a)	11,832,634	10,622,715
1,854,536	LSI Corporation (a)	9,938,290	9,717,769
		131,844,388	147,555,833
Materials 24.67%
805,600	Eastman Chemical Company (b)	44,677,092	63,295,992
811,130	Ball Corporation (b)	30,503,613	52,204,327
1,171,070	Crown Holdings, Inc. (a)(b)	22,172,786	37,696,743
1,448,700	Packaging Corporation of America (b)	29,937,761	35,391,741
314,330	Praxair, Inc. (b)	23,289,300	28,710,902
736,770	Valspar Corporation	15,562,118	23,650,317
488,100	Rockwood Holdings, Inc. (a)(b)	14,722,990	16,556,352
288,500	EI du Pont de Nemours & Company (b)	13,463,242	13,640,280
		194,328,902	271,146,654
Telecommunication Services 0.53%
506,960	Leap Wireless International, Inc. (a)	17,067,583	5,784,414
Total U.S. Common Stocks		770,593,203	939,019,211
International Common Stocks — 6.85%
Bahamas 2.74%
945,590	Teekay Corporation (b)	34,964,269	30,069,762
Ireland 1.22%
342,200	Ingersoll-Rand PLC (b)	12,721,315	13,451,882
Switzerland 2.89%
1,001,570	Tyco Electronics Limited (b)	28,076,917	31,729,738
Total International Common Stocks		75,762,501	75,251,382
Total Common Stocks		846,355,704	1,014,270,593
Investment Company — 4.46%
369,700	SPDR Gold Trust (a)(b)	35,152,028	49,037,008

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund of America

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Repurchase Agreement — 6.37%
$70,063,075	State Street Bank and Trust Company, 0.01% dated 10/29/10 due 11/01/10 (collateralized by United States Treasury Note, 1.375% due 05/15/13 valued at $71,468,933); proceeds $70,063,133	$70,063,075	$70,063,075
Total Investment Portfolio Excluding Options Written—103.10%		$951,570,807	$1,133,370,676

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.77)%
474	Agilent Technologies, Inc.	$28.00	November 2010	$(327,060)
174	Agilent Technologies, Inc.	29.00	November 2010	(102,660)
700	Agilent Technologies, Inc.	30.00	November 2010	(346,500)
334	Agilent Technologies, Inc.	30.00	January 2011	(182,030)
760	Agilent Technologies, Inc.	32.00	November 2010	(243,960)
133	Agilent Technologies, Inc.	33.00	November 2010	(31,920)
425	Agilent Technologies, Inc.	34.00	November 2010	(72,250)
897	Agilent Technologies, Inc.	35.00	January 2011	(178,055)
437	Amgen, Inc.	52.50	November 2010	(217,408)
867	AOL, Inc.	25.00	January 2011	(257,933)
4,641	Atmel Corporation	5.00	November 2010	(1,809,990)
7,384	Atmel Corporation	6.00	November 2010	(2,104,440)
2,383	Atmel Corporation	7.50	November 2010	(333,620)
2,456	Atmel Corporation	7.50	February 2011	(417,520)
1,228	Atmel Corporation	9.00	February 2011	(98,240)
116	AutoZone, Inc.	195.00	December 2010	(497,060)
764	AutoZone, Inc.	230.00	December 2010	(916,800)
216	Ball Corporation	55.00	November 2010	(203,040)
753	Ball Corporation	60.00	February 2011	(429,210)
337	Baxter International, Inc.	45.00	November 2010	(195,460)
1,404	Baxter International, Inc.	46.00	November 2010	(705,510)
218	Baxter International, Inc.	49.00	November 2010	(50,249)
216	Baxter International, Inc.	49.00	January 2011	(69,120)
427	Baxter International, Inc.	50.00	January 2011	(105,469)
107	Baxter International, Inc.	52.50	January 2011	(13,589)
1,064	Computer Sciences Corporation	42.50	December 2010	(723,520)
703	Computer Sciences Corporation	45.00	November 2010	(298,775)
864	Computer Sciences Corporation	45.00	December 2010	(406,080)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.77)% — (continued)
687	Computer Sciences Corporation	$47.50	December 2010	$(206,787)
718	Computer Sciences Corporation	50.00	December 2010	(120,265)
587	Crown Holdings, Inc.	29.00	January 2011	(205,450)
1,174	Crown Holdings, Inc.	30.00	January 2011	(316,980)
637	Crown Holdings, Inc.	31.00	January 2011	(121,030)
586	Crown Holdings, Inc.	32.00	January 2011	(77,938)
126	Devon Energy Corporation	65.00	January 2011	(41,580)
738	Dresser-Rand Group, Inc.	35.00	March 2011	(195,570)
3,227	Dresser-Rand Group, Inc.	40.00	December 2010	(32,270)
484	Dresser-Rand Group, Inc.	40.00	March 2011	(29,040)
734	Eastman Chemical Company	60.00	December 2010	(1,343,220)
589	Eastman Chemical Company	65.00	December 2010	(812,820)
643	Eastman Chemical Company	75.00	December 2010	(353,650)
1,310	Eastman Chemical Company	75.00	March 2011	(1,034,900)
643	Eastman Chemical Company	80.00	December 2010	(160,750)
2,072	EI du Pont de Nemours & Company	46.00	January 2011	(571,872)
813	EI du Pont de Nemours & Company	47.00	January 2011	(179,673)
1,067	Exterran Holdings, Inc.	25.00	November 2010	(117,370)
180	Exterran Holdings, Inc.	30.00	November 2010	(2,700)
318	General Dynamics Corporation	65.00	November 2010	(108,120)
953	General Dynamics Corporation	65.00	January 2011	(441,239)
164	General Dynamics Corporation	70.00	January 2011	(31,980)
796	Health Net, Inc.	25.00	November 2010	(175,120)
350	Health Net, Inc.	25.00	January 2011	(104,125)
573	Health Net, Inc.	27.50	January 2011	(88,242)
144	Ingersoll-Rand PLC	36.00	December 2010	(54,720)
407	Ingersoll-Rand PLC	37.50	December 2010	(106,837)
276	Ingersoll-Rand PLC	39.00	December 2010	(45,540)
4,677	Omnicare, Inc.	24.00	December 2010	(640,749)
1,182	Owens Corning, Inc.	27.50	November 2010	(76,830)
825	Owens Corning, Inc.	29.00	January 2011	(94,875)
156	Owens Corning, Inc.	30.00	January 2011	(12,480)
2,964	Packaging Corporation of America	22.50	January 2011	(748,410)
888	Packaging Corporation of America	25.00	January 2011	(97,680)
859	PDL BioPharma, Inc.	5.50	November 2010	(6,442)
9,053	PDL BioPharma, Inc.	5.50	January 2011	(181,060)
611	Praxair, Inc.	90.00	November 2010	(168,025)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.77)% — (continued)
1,433	Praxair, Inc.	$90.00	January 2011	$(630,520)
471	Praxair, Inc.	95.00	January 2011	(89,490)
778	Precision Castparts Corporation	120.00	December 2010	(1,412,070)
108	Precision Castparts Corporation	125.00	December 2010	(146,880)
296	Precision Castparts Corporation	130.00	November 2010	(239,760)
1,183	Precision Castparts Corporation	130.00	December 2010	(1,159,340)
289	Precision Castparts Corporation	135.00	December 2010	(187,850)
217	Raytheon Company	45.00	November 2010	(35,154)
690	Rockwell Collins, Inc.	60.00	January 2011	(203,550)
366	Rockwood Holdings, Inc.	25.00	November 2010	(329,400)
3,397	Rockwood Holdings, Inc.	30.00	November 2010	(1,392,770)
811	Rockwood Holdings, Inc.	30.00	February 2011	(437,940)
307	Rockwood Holdings, Inc.	35.00	February 2011	(76,750)
360	Sara Lee Corporation	14.00	January 2011	(35,100)
722	Sara Lee Corporation	15.00	January 2011	(39,710)
140	Sherwin-Williams Company	70.00	November 2010	(47,600)
562	Sherwin-Williams Company	70.00	December 2010	(189,394)
492	Sherwin-Williams Company	75.00	December 2010	(61,992)
113	Sherwin-Williams Company	75.00	January 2011	(19,775)
103	Sherwin-Williams Company	80.00	December 2010	(2,060)
71	SPDR Gold Trust	123.00	November 2010	(70,290)
82	SPDR Gold Trust	127.00	November 2010	(52,480)
470	Teekay Corporation	35.00	January 2011	(47,000)
5,838	Tyco Electronics Limited	30.00	January 2011	(1,517,880)
350	Tyco Electronics Limited	35.00	April 2011	(38,500)
1,362	Valeant Pharmaceuticals International	26.00	January 2011	(367,740)
4,831	Valeant Pharmaceuticals International	27.00	January 2011	(1,014,510)
958	Wyndham Worldwide Corporation	30.00	January 2011	(124,540)
Total Covered Call Options Written (Premiums Received: $19,064,884)				(30,413,852)
Total Investments — 100.33% (Cost $932,505,923)				1,102,956,824
Liabilities in Excess of Other Assets — (0.33)%				(3,649,143)
Net Assets — 100.00%				$1,099,307,681

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Schedule of Investments | Year Ended October 31, 2010

  (a)  Non-income producing security.

  (b)  At October 31, 2010 all or a portion of this security was segregated to cover collateral requirement for options.

At October 31, 2010, aggregate cost for federal income tax purposes, excluding options written, was $963,526,487; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$217,388,989
Gross unrealized depreciation	(47,544,800)
Net unrealized appreciation	$169,844,189

Abbreviations Used in this Schedule Include:

PLC  — Public Limited Company

SPDR  — Standard & Poor's Depository Receipts, a gold-tracking Exchange Traded Fund.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	4.65%
Consumer Staples	1.10
Energy	9.48
Health Care	20.71
Industrials	10.86
Information Technology	13.42
Materials	24.67
Telecommunication Services	0.53
Total U.S. Common Stocks	85.42
International Common Stocks
Energy	2.74
Industrials	1.22
Information Technology	2.89
Total International Common Stocks	6.85
Investment Company	4.46
Repurchase Agreement	6.37
Covered Call Options	(2.77)
Total Investments	100.33%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Statements of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$17,028,069,185	$5,998,934,854	$1,124,467,609
Affiliated issuers	2,670,546,642	737,723,604	—
Gold bullion	648,342,611	240,147,323	34,140,381
Foreign currency	21	185	—
Total Investments, at Cost	20,346,958,459	6,976,805,966	1,158,607,990
Investments, at Value (Note 1)
Unaffiliated issuers	19,804,726,984	7,198,254,669	1,253,291,655
Affiliated issuers	2,815,926,642	1,097,681,940	—
Gold bullion	1,569,340,588	653,362,789	71,303,803
Foreign currency	21	195	—
Total Investments, at Value	24,189,994,235	8,949,299,593	1,324,595,458
Cash	28,766	323	604
Receivable for forward currency contracts held, at value (Note 1)	318,808	388,104	—
Receivable for investment securities sold	25,064,220	16,957,041	755,557
Receivable for premiums for written options	—	—	—
Receivable for Fund shares sold	90,859,642	28,853,367	4,630,730
Accrued interest and dividends receivable	67,906,791	34,166,748	2,271,688
Investment for trustee deferred compensation plan (Note 2)	1,083,858	1,173,682	677,720
Other assets	187,513	69,144	11,735
Total Assets	24,375,443,833	9,030,908,002	1,332,943,492
Liabilities
Option contracts written, at value (premiums received $19,064,884) (Note 1)	—	—	—
Payable for Fund shares redeemed	21,981,197	7,202,606	1,226,838
Payable for investment securities purchased	65,075,272	32,157,336	1,177,785
Payable for forward currency contracts held, at value (Note 1)	184,836,203	102,236,984	—
Investment advisory fees payable (Note 2)	15,091,654	5,587,777	831,210
Distribution fees payable (Note 3)	6,652,786	1,560,807	344,010
Services fees payable (Note 3)	1,364,946	192,469	67,270
Trustee deferred compensation plan (Note 2)	1,083,858	1,173,682	677,720
Administrative fees payable (Note 2)	341,000	121,685	18,848
Trustee fees payable	52,519	19,255	2,745
Accrued expenses and other liabilities	15,008,465	6,133,063	657,934
Total Liabilities	311,487,900	156,385,664	5,004,360
Net Assets	$24,063,955,933	$8,874,522,338	$1,327,939,132

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  **  The amount of $6,729,200 represents restricted cash used as collateral for covered call options.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

October 31, 2010

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,841,032,512	$951,570,807
Affiliated issuers	23,427,957	—
Gold bullion	169,482,647	—
Foreign currency	1,311,239	—
Total Investments, at Cost	2,035,254,355	951,570,807
Investments, at Value (Note 1)
Unaffiliated issuers	2,751,369,887	1,133,370,676
Affiliated issuers	29,636,884	—
Gold bullion	460,228,945	—
Foreign currency	1,313,584	—
Total Investments, at Value	3,242,549,300	1,133,370,676
Cash	930	6,912,310	**
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	98,502	99,898
Receivable for premiums for written options	—	286,642
Receivable for Fund shares sold	9,896,926	2,419,525
Accrued interest and dividends receivable	139,958	341,154
Investment for trustee deferred compensation plan (Note 2)	159,390	505,861
Other assets	20,354	10,407
Total Assets	3,252,865,360	1,143,946,473
Liabilities
Option contracts written, at value (premiums received $19,064,884) (Note 1)	—	30,413,852
Payable for Fund shares redeemed	3,890,314	916,674
Payable for investment securities purchased	34,031,709	11,021,855
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	1,955,427	913,070
Distribution fees payable (Note 3)	784,223	278,476
Services fees payable (Note 3)	128,494	25,104
Trustee deferred compensation plan (Note 2)	159,390	505,861
Administrative fees payable (Note 2)	44,677	15,746
Trustee fees payable	10,796	2,409
Accrued expenses and other liabilities	1,372,372	545,745
Total Liabilities	42,377,402	44,638,792
Net Assets	$3,210,487,958	$1,099,307,681

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$544,869	$404,851	$83,318
Capital surplus	20,590,145,655	6,984,942,856	1,148,918,922
Net unrealized appreciation (depreciation) on:
Investments (Net of $6,567,263, $2,812,174, $0, $0, and $0 Deferred Capital Gain Country Tax, respectively)	3,836,468,513	1,969,681,443	165,987,468
Foreign currency and forward contract related translation	(181,926,423)	(100,559,913)	234
Written options	—	—	—
Undistributed net realized gains (losses) on investments	(251,301,623)	171,670,175	(6,962,475)
Undistributed net investment income (loss)	70,024,942	(151,617,074)	19,911,665
Net Assets	$24,063,955,933	$8,874,522,338	$1,327,939,132
Class A
Net assets	$12,194,621,800	$4,675,991,841	$680,405,885
Shares outstanding	274,927,774	213,927,873	42,691,118
Net asset value per share and redemption proceeds per share	$44.36	$21.86	$15.94
Offering price per share (NAV per share plus maximum sales charge)[1]	$46.69	$23.01	$16.78
Class C
Net assets	$6,524,374,366	$914,219,923	$320,031,985
Shares outstanding	150,074,072	42,994,552	20,315,894
Net asset value per share	$43.47	$21.26	$15.75
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$43.04	$21.05	$15.59
Class I
Net assets	$5,344,959,767	$3,284,310,574	$327,501,262
Shares outstanding	119,866,711	147,928,119	20,310,903
Net asset value per share and redemption proceeds per share	$44.59	$22.20	$16.12
Class Y
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value per share and redemption proceeds per share	—	—	—

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

October 31, 2010

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$96,384	$45,919
Capital surplus	1,948,902,143	946,865,326
Net unrealized appreciation (depreciation) on:
Investments (Net of $6,567,263, $2,812,174, $0, $0, and $0 Deferred Capital Gain Country Tax, respectively)	1,207,292,600	181,799,869
Foreign currency and forward contract related translation	4,033	—
Written options	—	(11,348,968)
Undistributed net realized gains (losses) on investments	115,926,539	(25,879,532)
Undistributed net investment income (loss)	(61,733,741)	7,825,067
Net Assets	$3,210,487,958	$1,099,307,681
Class A
Net assets	$1,900,177,655	$378,727,579
Shares outstanding	56,863,609	15,740,749
Net asset value per share and redemption proceeds per share	$33.42	$24.06
Offering price per share (NAV per share plus maximum sales charge)[1]	$35.18	$25.33
Class C
Net assets	$615,709,065	$121,644,366
Shares outstanding	18,977,534	5,706,883
Net asset value per share	$32.44	$21.32
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$32.12	$21.11
Class I
Net assets	$694,601,238	—
Shares outstanding	20,542,972	—
Net asset value per share and redemption proceeds per share	$33.81	—
Class Y
Net assets	—	$598,935,736
Shares outstanding	—	24,471,529
Net asset value per share and redemption proceeds per share	—	$24.47

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Statements of Operations

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Investment Income
Interest (net of $424,365, $108,050, $0, $0 and $0, foreign taxes withheld, respectively)	$35,889,898	$16,300,176	$8,887,726
Dividends from: (net of $27,540,572, $14,103,530, $361,426, $697,955 and $577,609, foreign taxes withheld, respectively)
Unaffiliated issuers	406,110,296	112,301,719	30,521,866
Affiliated issuers	98,303,705	20,776,311	—
Other Income	250,227	44,305	215,013
Total Income	540,554,126	149,422,511	39,624,605
Expenses
Investment advisory fees (Note 2)	159,229,458	57,850,964	8,739,573
Administrative costs (Note 2)	4,015,000	1,432,742	176,768
Distribution fees (Note 3)
Class A	27,957,308	10,667,514	1,525,826
Class C	43,168,871	6,233,403	2,191,694
Class Y	—	—	—
Service fees - Class C (Note 3)	14,389,624	2,077,801	730,565
Shareholder servicing agent fees	22,053,752	7,768,381	1,828,210
Custodian and accounting fees	3,908,807	2,053,053	171,360
Shareholder reporting fees	1,965,959	662,695	172,644
Trustees' fees	550,419	186,654	29,728
Registration and filing fees	464,687	296,986	149,814
Professional fees	437,116	265,245	129,191
Other expenses	1,344,541	250,899	72,910
Total Expenses	279,485,542	89,746,337	15,918,283
Expense reductions due to earnings credits (Note 1)	(1,756)	(600)	(256)
Net Expenses	279,483,786	89,745,737	15,918,027
Net Investment Income (loss) (Note 1)	261,070,340	59,676,774	23,706,578
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers (Net of Capital Gain Country Tax of $21,647, $23,932, $0, $0 and $0, respectively)	567,448,187	327,009,249	18,612,578
Investment transactions of affiliated issuers	31,315,958	1,486,376	—
Commodity related transactions	67,754,853	42,848,463	—
Foreign currency and forward contract related transactions	51,254,347	18,599,939	978
Written options	—	—	—
	717,773,345	389,944,027	18,613,556
Changes in unrealized appreciation (depreciation) of:
Investment transactions (Net of Increase in Deferred Capital Gain Country Tax Accruals of $6,567,263, $2,812,174, $0, $0 and $0, respectively)	2,233,564,259	723,993,660	102,060,150
Foreign currency and forward contract related translation	(63,263,723)	(43,464,210)	234
Written options	—	—	—
	2,170,300,536	680,529,450	102,060,384
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	2,888,073,881	1,070,473,477	120,673,940
Net Increase in Net Assets Resulting from Operations	$3,149,144,221	$1,130,150,251	$144,380,518

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Year Ended October 31, 2010

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Investment Income
Interest (net of $424,365, $108,050, $0, $0 and $0, foreign taxes withheld, respectively)	$417,841	$16,330
Dividends from: (net of $27,540,572, $14,103,530, $361,426, $697,955 and $577,609, foreign taxes withheld, respectively)
Unaffiliated issuers	13,815,756	20,200,600
Affiliated issuers	—	—
Other Income	448	190,962
Total Income	14,234,045	20,407,892
Expenses
Investment advisory fees (Note 2)	17,340,107	9,789,326
Administrative costs (Note 2)	311,137	182,057
Distribution fees (Note 3)
Class A	3,755,438	810,202
Class C	3,495,753	791,661
Class Y	—	1,373,243
Service fees - Class C (Note 3)	1,165,251	263,887
Shareholder servicing agent fees	3,229,809	1,386,095
Custodian and accounting fees	575,279	146,990
Shareholder reporting fees	279,241	109,750
Trustees' fees	82,355	29,450
Registration and filing fees	262,857	112,425
Professional fees	297,324	153,963
Other expenses	70,724	42,515
Total Expenses	30,865,275	15,191,564
Expense reductions due to earnings credits (Note 1)	(430)	(197)
Net Expenses	30,864,845	15,191,367
Net Investment Income (loss) (Note 1)	(16,630,800)	5,216,525
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers (Net of Capital Gain Country Tax of $21,647, $23,932, $0, $0 and $0, respectively)	121,711,492	30,895,989
Investment transactions of affiliated issuers	(71,504)	—
Commodity related transactions	9,909,775	—
Foreign currency and forward contract related transactions	381,228	—
Written options	—	11,291,410
	131,930,991	42,187,399
Changes in unrealized appreciation (depreciation) of:
Investment transactions (Net of Increase in Deferred Capital Gain Country Tax Accruals of $6,567,263, $2,812,174, $0, $0 and $0, respectively)	582,519,146	182,180,650
Foreign currency and forward contract related translation	(61,234)	—
Written options	—	(17,330,834)
	582,457,912	164,849,816
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	714,388,903	207,037,215
Net Increase in Net Assets Resulting from Operations	$697,758,103	$212,253,740

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009
Operations
Net investment income (loss)	$261,070,340	$163,665,510	$59,676,774	$91,638,617
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	717,773,345	(355,368,307)	389,944,027	152,694,986
Change in unrealized appreciation of investments, foreign currency and forward contract related translations and written options	2,170,300,536	3,317,966,812	680,529,450	1,115,913,041
Net increase in net assets resulting from operations	3,149,144,221	3,126,264,015	1,130,150,251	1,360,246,644
Distribution to Shareholders
Dividends paid from net investment income
Class A	(156,973,830)	(39,081,783)	(124,712,908)	(3,998,540)
Class C	(50,152,071)	(7,250)	(20,270,175)	(7,588)
Class I	(56,542,814)	(19,540,281)	(71,876,457)	(2,929,304)
Distributions paid from net realized gains from investment transactions
Class A	—	(631,563,973)	—	(317,087,294)
Class C	—	(302,779,457)	—	(69,460,426)
Class I	—	(178,533,975)	—	(174,084,325)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(263,668,715)	(1,171,506,719)	(216,859,540)	(567,567,477)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	5,983,606,868	4,078,185,668	2,718,513,835	1,995,432,080
Net asset value of shares issued for reinvested dividends and distributions	216,340,170	964,568,563	182,833,092	487,753,631
Cost of shares redeemed	(4,080,271,834)	(5,245,297,583)	(1,967,558,448)	(2,472,285,641)
Redemption fees	580,971	1,182,746	545,912	577,129
Increase (decrease) in net assets from Fund share transactions	2,120,256,175	(201,360,606)	934,334,391	11,477,199
Net increase in net assets	5,005,731,681	1,753,396,690	1,847,625,102	804,156,366
Net Assets (Note 1)
Beginning of year	19,058,224,252	17,304,827,562	7,026,897,236	6,222,740,870
End of year	$24,063,955,933	$19,058,224,252	$8,874,522,338	$7,026,897,236
Undistributed net investment income (loss)	$70,024,942	$69,585,221	$(151,617,074)	$(1,133,528)

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND
	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2010*	YEAR ENDED OCTOBER 31, 2009
Operations
Net investment income (loss)	$23,706,578	$11,458,225	$(16,630,800)	$(10,042,764)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	18,613,556	(26,526,311)	131,930,991	(11,668,969)
Change in unrealized appreciation of investments, foreign currency and forward contract related translations and written options	102,060,384	142,188,621	582,457,912	640,308,076
Net increase in net assets resulting from operations	144,380,518	127,120,535	697,758,103	618,596,343
Distribution to Shareholders
Dividends paid from net investment income
Class A	(7,510,123)	(5,591,065)	(19,206,629)	—
Class C	(1,828,449)	(2,430,964)	(4,203,516)	—
Class I	(3,213,302)	(2,247,106)	(4,149,787)	—
Distributions paid from net realized gains from investment transactions
Class A	—	(2,846,360)	—	(34,328,380)
Class C	—	(1,987,359)	—	(7,932,453)
Class I	—	(1,015,200)	—	(4,616,129)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(12,551,874)	(16,118,054)	(27,559,932)	(46,876,962)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	486,075,265	647,979,182	1,391,677,772	945,966,437
Net asset value of shares issued for reinvested dividends and distributions	10,092,866	12,783,370	22,128,723	40,225,122
Cost of shares redeemed	(309,421,451)	(304,688,397)	(726,113,835)	(366,291,764)
Redemption fees	—	—	266,030	428,905
Increase (decrease) in net assets from Fund share transactions	186,746,680	356,074,155	687,958,690	620,328,700
Net increase in net assets	318,575,324	467,076,636	1,358,156,861	1,192,048,081
Net Assets (Note 1)
Beginning of year	1,009,363,808	542,287,172	1,852,331,097	660,283,016
End of year	$1,327,939,132	$1,009,363,808	$3,210,487,958	$1,852,331,097
Undistributed net investment income (loss)	$19,911,665	$10,040,113	$(61,733,741)	$(18,058,333)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Statements of Changes in Net Assets (continued)

	FIRST EAGLE FUND OF AMERICA
	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009
Operations
Net investment income (loss)	$5,216,525	$(3,168,525)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	42,187,399	(62,499,440)
Change in unrealized appreciation of investments, foreign currency and forward contract related transactions and written options	164,849,816	138,282,562
Net increase in net assets resulting from operations	212,253,740	72,614,597
Distribution to Shareholders
Dividends paid from net investment income
Class A	—	—
Class C	—	—
Class I	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	(8,260,417)
Class C	—	(4,348,195)
Class I	—	—
Class Y	—	(28,605,629)
Decrease in net assets resulting from distributions		(41,214,241)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	195,796,652	312,006,550
Net asset value of shares issued for reinvested dividends and distributions	—	34,915,645
Cost of shares redeemed	(177,951,130)	(198,158,229)
Redemption fees	—	—
Increase (decrease) in net assets from Fund share transactions	17,845,522	148,763,966
Net increase in net assets	230,099,262	180,164,322
Net Assets (Note 1)
Beginning of year	869,208,419	689,044,097
End of year	$1,099,307,681	$869,208,419
Undistributed net investment income (loss)	$7,825,067	$(670,257)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

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Financial Highlights

	YEAR ENDED OCTOBER 31,
	2010			2009
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	38.74	38.07	38.92	34.45	33.99		34.62
Income from investment operations:
Net investment income ($)	0.56	0.26	0.69	0.39	0.13		0.47
Net realized and unrealized gains (losses) on investments	5.63	5.51	5.63	6.35	6.26		6.39
Total income (loss) from investment operations	6.19	5.77	6.32	6.74	6.39		6.86
Less distributions:
Dividends from net investment income ($)	-0.57	-0.37	-0.65	-0.14	-0.00	**	-0.25
Distributions from capital gains	—	—	—	-2.31	-2.31		-2.31
Total distributions	-0.57	-0.37	-0.65	-2.45	-2.31		-2.56
Net asset value, end of year ($)	44.36	43.47	44.59	38.74	38.07		38.92
Total Return(a) (%)	16.13	15.23	16.40	20.81	19.93		21.13
Ratios and supplemental data
Net assets, end of year (millions) ($)	12,195	6,524	5,345	10,562	5,158		3,338
Ratio of operating expenses to average net assets including earnings credits (%)	1.16	1.91	0.91	1.19	1.94		0.94
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	1.91	0.91	1.19	1.94		0.94
Ratio of net investment income to average net assets including earnings credits (%)	1.36	0.63	1.68	1.14	0.38		1.37
Ratio of net investment income to average net assets excluding earnings credits (%)	1.36	0.63	1.68	1.14	0.38		1.37
Portfolio turnover rate (%)	17.37	17.37	17.37	12.52	12.52		12.52

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Global Fund

	YEAR ENDED OCTOBER 31,
	2008			2007			2006
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	51.09	50.46	51.32	48.36	47.83	48.56	42.47	42.06	42.62
Income from investment operations:
Net investment income ($)	0.64	0.31	0.76	0.67	0.31	0.79	0.59	0.25	0.71
Net realized and unrealized gains (losses) on investments	-11.82	-11.69	-11.88	6.91	6.84	6.94	7.82	7.77	7.85
Total income (loss) from investment operations	-11.18	-11.38	-11.12	7.58	7.15	7.73	8.41	8.02	8.56
Less distributions:
Dividends from net investment income ($)	-1.07	-0.70	-1.19	-1.22	-0.89	-1.34	-0.84	-0.57	-0.94
Distributions from capital gains	-4.39	-4.39	-4.39	-3.63	-3.63	-3.63	-1.68	-1.68	-1.68
Total distributions	-5.46	-5.09	-5.58	-4.85	-4.52	-4.97	-2.52	-2.25	-2.62
Net asset value, end of year ($)	34.45	33.99	34.62	51.09	50.46	51.32	48.36	47.83	48.56
Total Return(a) (%)	-24.41	-24.99	-24.21	16.91	16.03	17.19	20.73	19.86	21.06
Ratios and supplemental data
Net assets, end of year (millions) ($)	9,784	4,623	2,898	13,451	5,593	3,193	11,854	4,928	2,641
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.89	1.12	1.87	0.87	1.13	1.88	0.88
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.12	1.87	0.87	1.14	1.89	0.89
Ratio of net investment income to average net assets including earnings credits (%)	1.48	0.73	1.74	1.40	0.65	1.64	1.31	0.56	1.57
Ratio of net investment income to average net assets excluding earnings credits (%)	1.48	0.73	1.74	1.39	0.64	1.64	1.30	0.56	1.57
Portfolio turnover rate (%)	29.69	29.69	29.69	37.58	37.58	37.58	28.59	28.59	28.59

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2010				2009
	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	19.51	19.03		19.80	17.21	16.93		17.41
Income from investment operations:
Net investment income ($)	0.15	0.00	**	0.21	0.26	0.13		0.30
Net realized and unrealized gains (losses) on investments	2.80	2.72		2.82	3.72	3.63		3.78
Total income (loss) from investment operations	2.95	2.72		3.03	3.98	3.76		4.08
Less distributions:
Dividends from net investment income ($)	-0.60	-0.49		-0.63	-0.02	0.00	**	-0.03
Distributions from capital gains	—	—		—	-1.66	-1.66		-1.66
Total distributions	-0.60	-0.49		-0.63	-1.68	-1.66		-1.69
Net asset value, end of year ($)	21.86	21.26		22.20	19.51	19.03		19.80
Total Return(a) (%)	15.45	14.55		15.68	24.95	23.96		25.26
Ratios and supplemental data
Net assets, end of year (millions) ($)	4,676	914		3,284	4,024	792		2,211
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	1.92		0.92	1.20	1.95		0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	1.92		0.92	1.20	1.95		0.95
Ratio of net investment income to average net assets including earnings credits (%)	0.76	0.01		1.03	1.51	0.76		1.75
Ratio of net investment income to average net assets excluding earnings credits (%)	0.76	0.01		1.03	1.51	0.76		1.75
Portfolio turnover rate (%)	15.53	15.53		15.53	8.65	8.65		8.65

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2008			2007			2006
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	28.09	27.66	28.38	26.70	26.33	26.94	24.13	23.83	24.33
Income from investment operations:
Net investment income ($)	0.35	0.18	0.40	0.41	0.21	0.48	0.39	0.20	0.46
Net realized and unrealized gains (losses) on investments	-7.21	-7.10	-7.28	4.05	4.00	4.10	4.57	4.53	4.60
Total income (loss) from investment operations	-6.86	-6.92	-6.88	4.46	4.21	4.58	4.96	4.73	5.06
Less distributions:
Dividends from net investment income ($)	-0.87	-0.66	-0.94	-0.87	-0.68	-0.94	-0.81	-0.65	-0.87
Distributions from capital gains	-3.15	-3.15	-3.15	-2.20	-2.20	-2.20	-1.58	-1.58	-1.58
Total distributions	-4.02	-3.81	-4.09	-3.07	-2.88	-3.14	-2.39	-2.23	-2.45
Net asset value, end of year ($)	17.21	16.93	17.41	28.09	27.66	28.38	26.70	26.33	26.94
Total Return(a) (%)	-28.15	-28.67	-27.97	18.20	17.31	18.52	22.24	21.33	22.53
Ratios and supplemental data
Net assets, end of year (millions) ($)	3,518	737	1,968	5,974	1,203	3,942	5,785	1,145	4,031
Ratio of operating expenses to average net assets including earnings credits (%)	1.15	1.90	0.90	1.12	1.87	0.87	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.15	1.90	0.90	1.12	1.87	0.87	1.12	1.87	0.87
Ratio of net investment income to average net assets including earnings credits (%)	1.57	0.82	1.76	1.54	0.79	1.80	1.57	0.81	1.82
Ratio of net investment income to average net assets excluding earnings credits (%)	1.57	0.82	1.76	1.54	0.78	1.79	1.56	0.81	1.82
Portfolio turnover rate (%)	15.72	15.72	15.72	34.29	34.29	34.29	27.98	27.98	27.98

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2010			2009
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	14.21	14.06	14.37	12.75	12.63	12.89
Income from investment operations:
Net investment income ($)	0.32	0.21	0.38	0.21	0.12	0.24
Net realized and unrealized gains (losses) on investments	1.60	1.58	1.59	1.58	1.56	1.60
Total income (loss) from investment operations	1.92	1.79	1.97	1.79	1.68	1.84
Less distributions:
Dividends from net investment income ($)	-0.19	-0.10	-0.22	-0.22	-0.14	-0.25
Distributions from capital gains	—	—	—	-0.11	-0.11	-0.11
Total distributions	-0.19	-0.10	-0.22	-0.33	-0.25	-0.36
Net asset value, end of year ($)	15.94	15.75	16.12	14.21	14.06	14.37
Total Return(a) (%)	13.64	12.75	13.84	14.52	13.63	14.78
Ratios and supplemental data
Net assets, end of year (millions) ($)	680	320	328	547	263	199
Ratio of operating expenses to average net assets including earnings credits (%)	1.23	1.98	0.99	1.26	2.00	1.01
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.23	1.98	0.99	1.26	2.00	1.01
Ratio of net investment income to average net assets including earnings credits (%)	2.15	1.41	2.46	1.63	0.93	1.90
Ratio of net investment income to average net assets excluding earnings credits (%)	2.15	1.41	2.46	1.63	0.93	1.90
Portfolio turnover rate (%)	12.23	12.23	12.23	14.88	14.88	14.88

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2008			2007			2006
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	17.01	16.87	17.19	16.19	16.08	16.34	14.95	14.90	15.07
Income from investment operations:
Net investment income ($)	0.36	0.24	0.40	0.33	0.21	0.38	0.29	0.17	0.33
Net realized and unrealized gains (losses) on investments	-3.65	-3.63	-3.69	1.45	1.44	1.46	1.46	1.47	1.48
Total income (loss) from investment operations	-3.29	-3.39	-3.29	1.78	1.65	1.84	1.75	1.64	1.81
Less distributions:
Dividends from net investment income ($)	-0.31	-0.19	-0.35	-0.30	-0.20	-0.33	-0.24	-0.19	-0.27
Distributions from capital gains	-0.66	-0.66	-0.66	-0.66	-0.66	-0.66	-0.27	-0.27	-0.27
Total distributions	-0.97	-0.85	-1.01	-0.96	-0.86	-0.99	-0.51	-0.46	-0.54
Net asset value, end of year ($)	12.75	12.63	12.89	17.01	16.87	17.19	16.19	16.08	16.34
Total Return(a) (%)	-20.56	-21.17	-20.36	11.47	10.65	11.78	12.05	11.26	12.35
Ratios and supplemental data
Net assets, end of year (millions) ($)	271	167	104	324	233	104	254	161	115
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	1.96	0.95	1.20	1.95	0.95	1.25	1.99	0.99
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.96	1.25	2.00	1.00
Ratio of net investment income to average net assets including earnings credits (%)	2.28	1.53	2.53	2.04	1.29	2.32	1.87	1.13	2.13
Ratio of net investment income to average net assets excluding earnings credits (%)	2.28	1.52	2.53	2.04	1.28	2.32	1.87	1.12	2.12
Portfolio turnover rate (%)	21.75	21.75	21.75	32.54	32.54	32.54	31.76	31.76	31.76

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2010			2009
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	25.15	24.52	25.43	14.85	14.60	14.98
Income from investment operations:
Net investment income ($)	-0.17	-0.38	-0.11	-0.14	-0.30	-0.09
Net realized and unrealized gains (losses) on investments	8.82	8.58	8.92	11.50	11.28	11.60
Total income (loss) from investment operations	8.65	8.20	8.81	11.36	10.98	11.51
Less distributions:
Dividends from net investment income ($)	-0.38	-0.28	-0.43	—	—	—
Distributions from capital gains	—	—	—	-1.06	-1.06	-1.06
Total distributions	-0.38	-0.28	-0.43	-1.06	-1.06	-1.06
Net asset value, end of year ($)	33.42	32.44	33.81	25.15	24.52	25.43
Total Return(a) (%)	34.73	33.66	35.01	78.93	77.62	79.27
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,900	616	695	1,325	362	165
Ratio of operating expenses to average net assets including earnings credits (%)	1.22	1.97	0.97	1.26	2.01	1.01
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.22	1.97	0.97	1.26	2.01	1.01
Ratio of net investment income to average net assets including earnings credits (%)	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40
Portfolio turnover rate (%)	5.50	5.50	5.50	3.00	3.00	3.00

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Gold Fund

	YEAR ENDED OCTOBER 31,
	2008			2007			2006
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	27.28	26.86	27.48	23.48	23.17	23.62	17.45	17.25	17.55
Income from investment operations:
Net investment income ($)	-0.09	-0.27	-0.05	-0.12	-0.28	-0.07	-0.13	-0.30	-0.08
Net realized and unrealized gains (losses) on investments	-10.61	-10.43	-10.66	7.72	7.61	7.78	6.65	6.60	6.69
Total income (loss) from investment operations	-10.70	-10.70	-10.71	7.60	7.33	7.71	6.52	6.30	6.61
Less distributions:
Dividends from net investment income ($)	-0.78	-0.61	-0.84	-0.74	-0.58	-0.79	-0.49	-0.38	-0.54
Distributions from capital gains	-0.95	-0.95	-0.95	-3.06	-3.06	-3.06	—	—	—
Total distributions	-1.73	-1.56	-1.79	-3.80	-3.64	-3.85	-0.49	-0.38	-0.54
Net asset value, end of year ($)	14.85	14.60	14.98	27.28	26.86	27.48	23.48	23.17	23.62
Total Return(a) (%)	-41.56	-41.99	-41.36	37.57	36.55	37.93	37.97	36.95	38.29
Ratios and supplemental data
Net assets, end of year (millions) ($)	480	109	71	890	196	166	774	158	147
Ratio of operating expenses to average net assets including earnings credits (%)	1.21	1.96	0.95	1.20	1.95	0.95	1.21	1.96	0.96
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.95	1.22	1.97	0.97
Ratio of net investment income to average net assets including earnings credits (%)	-0.38	-1.13	-0.20	-0.55	-1.30	-0.30	-0.59	-1.33	-0.34
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.38	-1.14	-0.20	-0.56	-1.31	-0.31	-0.59	-1.34	-0.34
Portfolio turnover rate (%)	8.74	8.74	8.74	16.37	16.37	16.37	32.26	32.26	32.26

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2010			2009
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	19.32	17.25	19.66	18.92	17.14	19.23
Income from investment operations:
Net investment income ($)	0.13	-0.03	0.14	-0.06	-0.18	-0.07
Net realized and unrealized gains (losses) on investments	4.61	4.10	4.67	1.61	1.44	1.65
Total income (loss) from investment operations	4.74	4.07	4.81	1.55	1.26	1.58
Less distributions:
Dividends from net investment income ($)	—	—	—	—	—	—
Distributions from capital gains	—	—	—	-1.15	-1.15	-1.15
Total distributions	—	—	—	-1.15	-1.15	-1.15
Net asset value, end of year ($)	24.06	21.32	24.47	19.32	17.25	19.66
Total Return(a) (%)	24.53	23.59	24.47	9.13	8.34	9.14
Ratios and supplemental data
Net assets, end of year (millions) ($)	379	122	599	276	90	503
Ratio of operating expenses to average net assets including earnings credits (%)	1.47	2.22	1.47	1.50	2.25	1.50
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.47	2.22	1.47	1.50	2.25	1.50
Ratio of net investment income to average net assets including earnings credits (%)	0.61	-0.14	0.62	-0.34	-1.10	-0.37
Ratio of net investment income to average net assets excluding earnings credits (%)	0.61	-0.14	0.62	-0.34	-1.10	-0.37
Portfolio turnover rate (%)	40.00	40.00	40.00	40.41	40.41	40.41

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (b)  Investment income (loss) per share reflects special dividends received in Class A, C and Y which amounts to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in Class A, C and Y would have been -0.31%, -1.00%, and -0.22%.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund of America

	YEAR ENDED OCTOBER 31,
	2008			2007						2006
	CLASS A	CLASS C	CLASS Y	CLASS A		CLASS C		CLASS Y		CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	29.79	27.39	30.22	27.92		26.12		28.28		26.11	24.74	26.42
Income from investment operations:
Net investment income ($)	-0.06	-0.20	-0.01	0.05	(b)	-0.13	(b)	0.07	(b)	-0.08	-0.26	-0.08
Net realized and unrealized gains (losses) on investments	-7.85	-7.16	-8.03	5.30		4.88		5.35		4.23	3.98	4.28
Total income (loss) from investment operations	-7.91	-7.36	-8.04	5.35		4.75		5.42		4.15	3.72	4.20
Less distributions:
Dividends from net investment income ($)	-0.07	—	-0.06	—		—		—		—	—	—
Distributions from capital gains	-2.89	-2.89	-2.89	-3.48		-3.48		-3.48		-2.34	-2.34	-2.34
Total distributions	-2.96	-2.89	-2.95	-3.48		-3.48		-3.48		-2.34	-2.34	-2.34
Net asset value, end of year ($)	18.92	17.14	19.23	29.79		27.39		30.22		27.92	26.12	28.28
Total Return(a) (%)	-29.20	-29.74	-29.23	21.28		20.34		21.25		16.81	15.93	16.80
Ratios and supplemental data
Net assets, end of year (millions) ($)	127	61	501	82		65		756		46	48	671
Ratio of operating expenses to average net assets including earnings credits (%)	1.41	2.16	1.41	1.40		2.15		1.40		1.41	2.16	1.41
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.42	2.17	1.42	1.41		2.16		1.41		1.41	2.16	1.41
Ratio of net investment income to average net assets including earnings credits (%)	-0.23	-0.87	-0.06	0.18	(b)	-0.51	(b)	0.26	(b)	-0.30	-1.05	-0.30
Ratio of net investment income to average net assets excluding earnings credits (%)	-0.24	-0.88	-0.07	0.17	(b)	-0.52	(b)	0.25	(b)	-0.30	-1.05	-0.30
Portfolio turnover rate (%)	63.97	63.97	63.97	50.26		50.26		50.26		40.38	40.38	40.38

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was, until April 23, 2004, a Maryland corporation operating under the name First Eagle Funds, Inc. First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a non-diversified fund that seeks capital appreciation by investing primarily in U.S. stocks and, to a lesser extent, in debt and international equity securities.

Effective December 7, 2009, Arnhold and S. Bleichroeder Advisers, LLC, has changed its corporate name to First Eagle Investment Management, LLC (the "Adviser").

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment in Subsidiary — The First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through its investment in the First Eagle Gold Cayman Fund, Ltd., a wholly owned subsidiary (the "Subsidiary"). The Gold Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Gold Fund.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

The Subsidiary, established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. As of October 31, 2010, the Subsidiary has $35,652,493 in net assets, representing 1.11% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in U.S. securities markets (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund adopted updated provisions surrounding fair value measurements and disclosures effective October 31, 2010. This update applies to the Fund's disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2010:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$7,287,222,651	$3,914,426	$—	$7,291,137,077
International Common Stocks	11,281,988,386	12,223,881	5,478,123	11,299,690,390
U.S. Preferred Stock	—	16,456,875	—	16,456,875
International Preferred Stocks	263,450,486	—	26,991,080	290,441,566
Warrant	58,692,534	—	—	58,692,534
Commodity*	1,569,340,588	—	—	1,569,340,588
U.S. Bonds	—	281,992,565	—	281,992,565
International Corporate Notes and Bonds	—	74,388,534	29,212,067	103,600,601
International Government Bonds	—	411,975,974	—	411,975,974
International Commercial Paper	—	1,487,079,500	—	1,487,079,500
U.S. Commercial Paper	—	1,379,586,544	—	1,379,586,544
Foreign Currency Contracts**	318,808	—	—	318,808
Total	$20,461,013,453	$3,667,618,299	$61,681,270	$24,190,313,022
Liabilities:
Foreign Currency Contracts**	$184,836,203	$—	$—	$184,836,203
Total	$184,836,203	$—	$—	$184,836,203

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (d).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

As of October 31, 2010, there was no security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

Fair Value Level 3 activity for the period ended October 31, 2010 was as follows:

First Eagle Global Fund — (continued)
		INTERNATIONAL	INTERNATIONAL	INTERNATIONAL
	U.S. COMMON	COMMON	PREFERRED	CORPORATE
	STOCKS	STOCKS	STOCKS	BONDS	TOTAL VALUE
Beginning Balance — market value	$246,080	$884,250	$—	$30,948,757	$32,079,087
Purchases (Sales)	(3,681,488)	—	18,719,011	—	15,037,523
Transfer In — Level 3^	—	3,487,058	—	—	3,487,058
Transfer Out — Level 3^	—	—	—	—	—
Accrued Amortization	—	—	—	—	—
Realized Gains (Losses)*	1,753,960	—	—	—	1,753,960
Change in Unrealized Appreciation (Depreciation)**	1,681,448	1,106,815	8,272,069	(1,736,690)	9,323,642
Ending Balance — market value	$—	$5,478,123	$26,991,080	$29,212,067	$61,681,270
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$1,106,815	$8,272,069	$(1,736,690)	$7,642,194

  *  Statements of Operations location: Net Realized Gains (Losses) from: Investment transactions.

  **  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Investment transactions.

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$6,291,096,938	$4,019,346	$39,030,672	$6,334,146,956
U.S. Common Stock	79,355,184	—	—	79,355,184
Investment Company	—	7,157,976	—	7,157,976
International Preferred Stocks	161,896,587	—	8,074,858	169,971,445
Commodity*	653,362,789	—	—	653,362,789
International Corporate Bonds	—	64,006,317	19,474,711	83,481,028
International Government Bonds	—	148,992,416	—	148,992,416
International Commercial Paper	—	1,049,530,643	—	1,049,530,643
U.S. Commercial Paper	—	423,300,961	—	423,300,961
Foreign Currency Contracts**	388,104	—	—	388,104
Total	$7,186,099,602	$1,697,007,659	$66,580,241	$8,949,687,502
Liabilities:
Foreign Currency Contracts**	$102,236,984	$—	$—	$102,236,984
Total	$102,236,984	$—	$—	$102,236,984

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (d).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are value at net unrealized appreciation (depreciation) on the investment.

As of October 31, there was no security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

Fair Value Level 3 activity for the period ended October 31, 2010 was as follows:

First Eagle Overseas Fund — (continued)
	INTERNATIONAL	INTERNATIONAL		INTERNATIONAL
	COMMON	PREFERRED	INVESTMENT	CORPORATE
	STOCKS	STOCKS	COMPANIES	BONDS	TOTAL VALUE
Beginning Balance — market value	$27,525,719	$—	$50,000	$20,632,504	$48,208,223
Purchases (Sales)	(4,383,792)	5,591,396	—	—	1,207,604
Transfer In — Level 3^	4,250,296	—	—	—	4,250,296
Transfer Out — Level 3^	—	—	—	—	—
Accrued Amortization	—	—	—	—	—
Realized Gains (Losses)*	3,325,342	—	(1,000,000)	—	2,325,342
Change in Unrealized Appreciation (Depreciation)**	8,313,107	2,483,462	950,000	(1,157,793)	10,588,776
Ending Balance — market value	$39,030,672	$8,074,858	$—	$19,474,711	$66,580,241
Change in unrealized gains or (losses) relating to assets still held at reporting date	$11,381,790	$2,483,462	$—	$(1,157,793)	$12,672,825

  *  Statements of Operations location: Net Realized Gains (Losses) from: Investment transactions.

  **  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Investment transactions.

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$831,465,301	$2,360	$—	$831,467,661
International Common Stocks	72,497,932	—	—	72,497,932
U.S. Preferred Stocks	—	4,327,912	3,901,937	8,229,849
Investment Company	8,703,841	—	—	8,703,841
Warrant	6,489,610	—	—	6,489,610
Commodity*	71,303,803	—	—	71,303,803
International Corporate Bond	—	9,025,000	—	9,025,000
U.S. Bonds	—	89,899,906	—	89,899,906
U.S. Treasury Bills	—	44,992,849	—	44,992,849
U.S. Commercial Paper	—	181,985,007	—	181,985,007
Total	$990,460,487	$330,233,034	$3,901,937	$1,324,595,458

Fair Value Level 3 activity for the year ended October 31, 2010 was as follows:

	U.S. COMMON	U.S. PREFERRED
	STOCKS	STOCK	TOTAL VALUE
Beginning Balance — market value	$10,240	$4,677,256	$4,687,496
Purchases (Sales)	(27,401)	—	(27,401)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	(439)	—	(439)
Change in Unrealized Appreciation (Depreciation)	17,600	(775,319)	(757,719)
Ending Balance — market value	$—	$3,901,937	$3,901,937
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$(775,319)	$(775,319)

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (c).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

As of October 31, 2010, there was no security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

First Eagle Gold Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
International Common Stocks	$2,400,854,007	$—	$—	$2,400,854,007
U.S. Common Stocks	202,930,394	—	—	202,930,394
Investment Company	—	398,463	—	398,463
International Preferred Stock	6,510,000	—	—	6,510,000
Warrants	3,590,146	—	—	3,590,146
Commodity*	460,228,945	—	—	460,228,945
International Convertible Bond	—	3,026,496	—	3,026,496
International Commercial Paper	—	51,468,361	—	51,468,361
U.S. Commercial Paper	—	112,228,904	—	112,228,904
Total	$3,074,113,492	$167,122,224	$—	$3,241,235,716

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

As of October 31, 2010, there was no security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

First Eagle Fund of America
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$939,019,211	$—	$—	$939,019,211
International Common Stocks	75,251,382	—	—	75,251,382
Investment Company	49,037,008	—	—	49,037,008
Repurchase Agreement	—	70,063,075	—	70,063,075
Total	$1,063,307,601	$70,063,075	$—	$1,133,370,676
Liabilities:
Covered Call Options Written	$—	$30,413,852	$—	$30,413,852
Total	$—	$30,413,852	$—	$30,413,852

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

  †  See Schedule of Investments for additional detailed categorizations.

As of October 31, 2010, there was no security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global and Overseas Funds enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations.

Funds' investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At October 31, 2010, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign exchange contract	$318,808	$184,836,203	$35,909,961	$(64,801,954)
First Eagle Overseas Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign exchange contract	$388,104	$102,236,984	$14,923,014	$(44,138,524)

g)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Fund of America writes covered call options on portfolio securities. The Fund may also use options for speculative purposes, although it generally does not employ options for this purpose.

  1  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option is adjusted by the amount of premium received or paid. When a written option expires, the Fund will realize a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Fund will earmark assets to cover its obligations under option contracts. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Fund. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

  For the year ended October 31, 2010, First Eagle Fund of America had the following options transactions.

WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2009	64,654	$17,273,666
Options written	377,755	80,085,062
Options assigned	(45,300)	(12,700,581)
Options expired/closed	(297,616)	(65,593,263)
Options outstanding at October 31, 2010	99,493	$19,064,884
PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2009	—	$—
Options purchased	30	4,455
Options closed	(30)	(4,455)
Options outstanding at October 31, 2010	—	$—

As of October 31, 2010, portfolio securities valued at $353,500,963 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At October 31, 2010, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Fund of America
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[1]	REALIZED GAIN (LOSS)[2]	CHANGE IN DEPRECIATION[3]
Covered call options written	$30,413,852	$11,291,410	$(17,330,834)
Covered call options purchased	—	(1,005)	—

  1  Statements of Assets and Liabilities location: Option contracts written, at value.

  2  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  3  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

j)  Restricted Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

k)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income, dividends and capital gains distributions on an annual basis.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

  At October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	UNDISTRIBUTED NET REALIZED GAINS	NET UNREALIZED APPRECIATION	CAPITAL LOSS CARRYFORWARD
First Eagle Global Fund	$318,546,821	$—	$3,563,343,613	$(406,717,575)
First Eagle Overseas Fund	133,202,312	85,934,001	1,670,863,979	—
First Eagle U.S. Value Fund	23,445,501	—	162,283,716	(6,708,756)
First Eagle Gold Fund	68,923,311	117,254,076	1,075,446,392	—
First Eagle Fund of America	6,987,458	—	158,495,221	(10,809,993)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and trusts, the treatment of foreign currency contracts and wash sales.

As of October 31, 2010, the First Eagle Funds had estimated capital loss carryforwards for federal income tax purposes. These amounts, stated in the table above, may be applied to offset future capital gains. These capital loss carryforwards will expire, if not used, on October 31, 2017.

l)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL SURPLUS
First Eagle Global Fund	$3,038,096	$(3,038,097)	$1
First Eagle Overseas Fund	6,699,220	(8,481,880)	1,782,660
First Eagle U.S. Value Fund	(1,283,152)	1,001,586	281,566
First Eagle Gold Fund	515,324	(2,408,407)	1,893,083
First Eagle Fund of America	3,278,799	(2,842,779)	(436,020)

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, distributions paid in connection

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts and investments in partnerships.

m)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2010 , which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	ORDINARY INCOME		LONG TERM CAPITAL GAINS
	2010	2009	2010	2009
First Eagle Global Fund	$263,668,715	$58,953,789	$—	$1,112,552,930
First Eagle Overseas Fund	216,859,540	6,882,350	—	560,685,127
First Eagle U.S. Value Fund	12,551,874	10,276,693	—	5,841,361
First Eagle Gold Fund	27,559,932	17,110	—	46,859,852
First Eagle Fund of America	—	—	—	41,214,241

n)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

o)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

p)  Redemption Fee — Effective May 1, 2008, the redemption fee period was shortened for the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund. The sale or exchange of shares of these Funds is subject to a redemption fee if sold or exchanged within 60 days of the purchase of such shares, rather than if sold or exchanged within 90 days of the purchase of such shares. The redemption fee of 2% remains the same.

Also on May 1, 2008, the redemption fee was removed for the First Eagle U.S. Value Fund and the First Eagle Fund of America. The sale or exchange of shares of these Funds is no longer be subject to a redemption fee.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

The Adviser, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended October 31, 2010, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	PAID TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$4,318,553	$341,000
First Eagle Overseas Fund	1,551,691	121,685
First Eagle U.S. Value Fund	185,619	18,848
First Eagle Gold Fund	317,978	44,677
First Eagle Fund of America	195,851	15,746

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Funds have entered into Custody Agreements with State Street Bank and Trust Company ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

serves as custodian of the Funds' portfolio securities and other assets. The majority of the gold bullion held in the funds resides with a sub-custodian. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of ASB Holdings, serves as the Funds' principal underwriter. For the year ended October 31, 2010, FEF Distributors, LLC realized $1,654,262, $347,468, $146,975, $410,855 and $60,310, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2010, balances to the Plan can be seen on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2010, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2010, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended October 31, 2010, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $4,306,437,771, $1,065,476,445, $278,244,891, $742,361,700 and $395,016,582 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $3,187,020,347, $1,041,117,201, $116,684,212, $120,685,844 and $381,186,372 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

There were no purchases of U.S. Government securities, excluding short-term securities for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America. Proceeds from sales of U.S. government securities, totaled $82,646,725, $0, $0, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

Note 5 — Line of Credit

As of September 13, 2010, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the higher of overnight Federal Funds rate plus 1.25% per annum or overnight LIBOR plus 1.25% per annum. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the year ended October 31, 2010, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$4,919,381	5	$1,054	1.54%
First Eagle Overseas Fund	4,238,705	6	1,089	1.53%
First Eagle U.S. Value Fund	—	—	—	—
First Eagle Gold Fund	599,284	4	103	1.55%
First Eagle Fund of America	—	—	—	—

As of October 31, 2010 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At October 31, 2010, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	56,104,057	35,584,529	54,269,413
Shares issued for reinvested dividends and distributions	3,444,109	889,953	1,030,798
Shares redeemed	(57,239,727)	(21,890,851)	(21,198,794)
Net increase	2,308,439	14,583,631	34,101,417

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	22,560,831	7,211,831	17,424,005
Shares issued for reinvested dividends and distributions	591,466	116,850	97,788
Shares redeemed	(18,973,371)	(3,103,005)	(3,481,174)
Net increase (decrease)	4,178,926	4,225,676	14,040,619

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	55,110,698	29,641,180	34,998,883
Shares issued for reinvested dividends and distributions	18,109,693	6,631,410	4,549,282
Shares redeemed	(84,638,482)	(36,786,291)	(37,483,189)
Net increase (decrease)	(11,418,091)	(513,701)	2,064,976

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	32,675,633	8,950,595	2,724,349
Shares issued for reinvested dividends and distributions	1,576,368	342,567	236,404
Shares redeemed	(13,910,049)	(2,039,915)	(1,165,446)
Net increase (decrease)	20,341,952	7,253,247	1,795,307

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	63,800,432	9,029,755	61,460,804	16,510,083	5,318,538	10,241,203
Shares issued for reinvested dividends and distributions	5,754,113	784,521	2,725,898	441,268	88,898	146,754
Shares redeemed	(61,841,533)	(8,421,330)	(27,960,441)	(12,748,260)	(3,838,500)	(3,904,178)
Net increase	7,713,012	1,392,946	36,226,261	4,203,091	1,568,936	6,483,779

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	5,478,006	1,552,419	2,092,973
Shares issued for reinvested dividends and distributions	—	—	—
Shares redeemed	(3,994,098)	(1,083,277)	(3,227,060)
Net increase (decrease)	1,483,908	469,142	(1,134,087)

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	66,485,198	10,278,070	39,988,853	28,759,687	12,843,208	10,537,802
Shares issued for reinvested dividends and distributions	17,644,515	3,153,125	8,732,564	609,076	273,853	178,097
Shares redeemed	(82,273,077)	(15,337,273)	(50,077,157)	(12,133,532)	(7,643,669)	(4,932,395)
Net increase (decrease)	1,856,636	(1,906,078)	(1,355,740)	17,235,231	5,473,392	5,783,504

	YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	11,199,021	2,706,863	4,093,325
Shares issued for reinvested dividends and distributions	438,430	213,945	1,425,578
Shares redeemed	(4,091,076)	(1,259,729)	(5,961,245)
Net increase (decrease)	7,546,375	1,661,079	(442,342)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements

Transactions in dollars of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2010			YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$2,310,390,017	$1,440,881,738	$2,232,335,113	$1,285,277,712	$178,038,513	$1,255,197,610
Shares issued for reinvested dividends and distributions	139,107,607	35,464,634	41,767,929	113,298,593	15,125,573	54,408,926
Shares redeemed	(2,329,396,908)	(881,251,536)	(869,042,419)	(1,235,178,673)	(164,770,456)	(567,063,407)
Net increase	$120,100,716	$595,094,836	$1,405,060,623	$163,397,632	$28,393,630	$742,543,129

	YEAR ENDED OCTOBER 31, 2010			YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE U.S. VALUE FUND			FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$249,887,613	$79,766,902	$156,420,750	$650,143,781	$202,617,937	$538,916,054	$119,245,037	$30,126,386	$46,425,229
Shares issued for reinvested dividends and distributions	6,570,564	1,316,582	2,205,720	16,271,246	3,140,932	2,716,545	—	—	—
Shares redeemed	(192,467,396)	(57,364,539)	(59,589,516)	(537,112,467)	(85,301,292)	(103,434,046)	(85,893,877)	(20,888,300)	(71,168,953)
Net increase (decrease)	$63,990,781	$23,718,945	$99,036,954	$129,302,560	$120,457,577	$438,198,553	$33,351,160	$9,238,086	$(24,743,724)

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$1,877,816,801	$1,001,226,224	$1,199,142,643	$1,130,619,297	$171,958,689	$692,854,094
Shares issued for reinvested dividends and distributions	597,629,082	216,449,222	150,490,259	290,958,051	51,049,093	145,746,487
Shares redeemed	(2,795,198,241)	(1,205,982,145)	(1,242,934,451)	(1,373,073,363)	(250,700,205)	(847,934,944)
Net increase (decrease)	$(319,752,358)	$11,693,301	$106,698,451	$48,503,985	$(27,692,423)	$(9,334,363)

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE U.S. VALUE FUND			FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$359,149,389	$155,855,041	$132,974,752	$695,070,658	$191,674,461	$59,221,318	$195,825,006	$42,370,149	$73,811,395
Shares issued for reinvested dividends and distributions	7,333,267	3,286,223	2,163,880	29,478,076	6,286,099	4,460,947	7,356,862	3,224,158	24,334,625
Shares redeemed	(149,306,331)	(93,069,544)	(62,312,522)	(299,916,979)	(42,132,110)	(23,813,770)	(73,124,361)	(19,744,007)	(105,289,861)
Net increase (decrease)	$217,176,325	$66,071,720	$72,826,110	$424,631,755	$155,828,450	$39,868,495	$130,057,507	$25,850,300	$(7,143,841)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Notes to Financial Statements  (continued)

Note 7 — Indemnification and Foreign Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There have been no redemptions in-kind as of October 31, 2010.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund (including its consolidated wholly owned subsidiary) and First Eagle Fund of America (collectively hereafter referred to as the "Funds") at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2010

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2010 and held for the six-months ended October 31, 2010.

Actual Expenses

The table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the column heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGE[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund
Class A	4.28%	$1,000.00	$1,042.80	1.16%	$5.97
Class C	3.87	1,000.00	1,038.70	1.91	9.81
Class I	4.40	1,000.00	1,044.00	0.91	4.69
First Eagle Overseas Fund
Class A	5.96	1,000.00	1,059.60	1.17	6.07
Class C	5.56	1,000.00	1,055.60	1.91	9.90
Class I	6.07	1,000.00	1,060.70	0.92	4.78
First Eagle U.S. Value Fund
Class A	0.76	1,000.00	1,007.60	1.26	6.38
Class C	0.32	1,000.00	1,003.20	2.01	10.15
Class I	0.81	1,000.00	1,008.10	1.01	5.11
First Eagle Gold Fund Consolidated
Class A	16.08	1,000.00	1,160.80	1.24	6.75
Class C	15.61	1,000.00	1,156.10	1.99	10.81
Class I	16.19	1,000.00	1,161.90	1.00	5.45
First Eagle Fund of America
Class A	6.60	1,000.00	1,066.50	1.48	7.71
Class C	6.23	1,000.00	1,062.80	2.23	11.59
Class Y	6.62	1,000.00	1,066.20	1.48	7.71

  1  For the six-months ended October 31, 2010.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5% hypothetical example relating to the First Eagle Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on May 1, 2010 and held for the six-months ended October, 2010.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as frontend or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

(continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund
Class A	5.00%	$1,000.00	$1,019.36	1.16%	$5.90
Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class I	5.00	1,000.00	1,020.62	0.91	4.63
First Eagle Overseas Fund
Class A	5.00	1,000.00	1,019.31	1.17	5.96
Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class I	5.00	1,000.00	1,020.57	0.92	4.69
First Eagle U.S. Value Fund
Class A	5.00	1,000.00	1,018.85	1.26	6.41
Class C	5.00	1,000.00	1,015.07	2.01	10.21
Class I	5.00	1,000.00	1,020.11	1.01	5.14
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,018.95	1.24	6.31
Class C	5.00	1,000.00	1,015.17	1.99	10.11
Class I	5.00	1,000.00	1,020.16	1.00	5.09
First Eagle Fund of America
Class A	5.00	1,000.00	1,017.74	1.48	7.53
Class C	5.00	1,000.00	1,013.96	2.23	11.32
Class Y	5.00	1,000.00	1,017.74	1.48	7.53

  1  For the six-months ended October 31, 2010.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Tax Information  Fiscal Year Ended October 31, 2010 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2010, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% OF QUALIFYING	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DIVIDEND INCOME	DEDUCTION	15%	28%
First Eagle Global Fund *	98.20%	25.69%	$—	$—
First Eagle Overseas Fund *	51.77	0.25	699,067	—
First Eagle U.S. Value	74.42	55.37	—	—
First Eagle Gold Fund *	24.43	4.17	1,267,754	—
First Eagle Fund of America	—	—	—	—

  *  First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund paid foreign taxes of $26,332,221, $12,899,094, and $693,458 respectively, and recognized foreign source income of $291,399,496, $160,340,126 and $13,298,941, respectively. Pursuant to Section 853 of the Internal Revenue Code, each Fund designates such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2010.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC and FEF Distributors, LLC.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Privacy Notice  (continued)

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

  (continued)

Independent Trustees(1)(2)

Candace K. Beinecke(3) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair, and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (3)  Ms. Beinecke also served as a trustee of a predecessor fund to Fund of America since 1996.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Additional Information (unaudited)

Independent Trustees(1)(2)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and Director, ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(3) | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (3)  Mr. Kelly also served as a trustee of a predecessor fund to Fund of America since 1998.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

  (continued)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(5)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; Director, International Tennis Hall of Fame; President and Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (5)  The term of office of each Interested Trustee is indefinite.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Additional Information (unaudited)

Interested Trustees(5) — (continued)

Jean-Marie Eveillard | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(7)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Chief Operations Officer, First Eagle Variable Funds

  (5)  The term of office of each Interested Trustee is indefinite.

  (7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

  (continued)

Officers(7) — (continued)

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

  (7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Additional Information (unaudited)  (continued)

Officers(7) — (continued)

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Winnie Chin | Assistant Treasurer | March 2001 to present

1345 Avenue of the Americas | New York, New York | 10105
(born July 1974)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Variable Funds

  (7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

Additional Information  (continued)

Trustees and Officers of the Funds

Additional Information about Trustees & Officers of the Funds is included the Statement of Additional Information which is available, upon request, by calling 800.334.2143 or by visiting www.firsteaglefunds.com.

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 800.334.2143 or by visiting www.firsteaglefunds.com.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or by visiting www.firsteaglefunds.com or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Winnie Chin

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2010

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1345 Avenue of the Americas | New York, NY | 10105-4300

800.334.2143 | firsteaglefunds.com

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a)          Audit Fees:

For the Fiscal years ended October 31, 2010 and October 31, 2009, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $383,423 and $247,700, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $17,300 and $16,800, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2010 and October 31, 2009, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $169,300 and $219,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2010 and October 31, 2009, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2010 and 2009.

(h) Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                 Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: January 7, 2011

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: January 7, 2011

*                            Print the name and title of each signing officer under his or her signature.